UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2007

Date of reporting period:    April 30, 2007


ITEM 1.   REPORTS TO STOCKHOLDERS.




AllianceBernstein Municipal Income Fund

National Portfolio
California Portfolio
New York Portfolio
Insured National Portfolio
Insured California Portfolio


-------------------
Semi-Annual Report

April 30, 2007
-------------------


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


June 15, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the "Portfolios") for the semi-annual reporting period ended April 30, 2007.


Investment Objective and Policies

The investment objective of the five portfolios of this open-end fund is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk. Each Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax ("AMT") for certain taxpayers, except for the Insured National Portfolio and the Insured California Portfolio, which invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT.

Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. The National Portfolio and Insured National Portfolio may invest 25% or more of their net assets in a single state. The Insured California Portfolio is non-diversified, meaning that it can invest more of its assets in a fewer number of issues. Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing at least 80% of its net assets in insured municipal securities.


Investment Results

The table on page 5 shows performance for each Portfolio compared to its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2006.

For both the six- and 12-month periods ended April 30, 2007, the National Portfolio's Class A shares (unadjusted for sales charges) outperformed the benchmark, the LB Municipal Index, which represents the municipal market and posted positive returns of 1.59% and 5.78% for the respective time periods. The California and New York Portfolios' Class A shares (unadjusted for sales charges) underperformed the benchmark during the six-month period, but outperformed the benchmark during the 12-month period. The Insured California and Insured National Portfolios' Class A shares (unadjusted for sales charges) underperformed the benchmark during both time frames.

A description of each Portfolio's relative performance versus the benchmark for the six-month reporting period ended April 30, 2007 follows:

National Portfolio--The National Portfolio's stronger relative perfor-


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 1


mance was largely the result of security selection in the special tax, hospital and education. The Portfolio's relative weight in the insurance, pre-refunded and industrial revenue bond sectors was beneficial to performance. Security selection in the industrial revenue bond sector detracted from the Portfolio's performance. The Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

California Portfolio--The California Portfolio's relative underperformance was largely the result of the Portfolio's relative weight in the industrial revenue bond, special tax and transportation sectors. Security selection in the education sector also detracted from performance. Security selection in the general obligation and special tax sectors, in addition to the Portfolio's relative weight in the pre-refunded and housing sectors, was beneficial to the Portfolio's performance. The Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

New York Portfolio--The New York Portfolio's relative underperformance was largely the result of security selection in the insured, industrial revenue bond and transportation sectors. The Portfolio's relative weight in the housing and industrial revenue bond sectors was beneficial to performance. The Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

Insured National Portfolio--The Insured National Portfolio's relative underperformance was largely the result of a lack of exposure to lower-credit quality bonds.

Insured California Portfolio--The Insured California Portfolio's relative underperformance was largely the result of a lack of exposure to lower-credit quality bonds.


Market Review and Investment Strategy

Short-term rates rising more than long-term rates and a continued strong bid for lower-quality bonds drove municipal bond returns over the six-month reporting period. Consistent with the pattern in the U.S. Treasury market, in general, the shorter the municipal bond's maturity, the more its yield increased over the past six months. Yields for bonds maturing within 20 years rose by up to 0.15%; those maturing in 30 years rose only 0.03%.

The difference between long-term and short-term municipal bonds is near the least that it has been over the past 30 years. The average of this difference has been 230 basis points since the early 1970s and is a mere 43 basis points today. Issuers responded to low long-term interest rates by selling a record $104 billion in bonds during the first quarter of 2007--49% more than the same period in 2006.

Investors' demand for income continued to be a significant influence in the municipal market. High-yield municipal funds accounted for about 40% of the money invested in municipal mutual funds. Speculative-grade bonds were the best-performing sector as demand drove prices up, causing the LB


2 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Municipal High Yield Index to return 3.41%--over twice the 1.59% return of the LB Municipal Index which represents only the investment-grade portion of the municipal market.

One result of the continued strong performance of lower-rated bonds is that the extra yield for assuming credit risk is very small by historical standards. For example, the difference in yield between intermediate BBB-rated and AAA-rated insured municipal bonds stood at only 0.23% at quarter-end. A widening of just 0.05% would negate the income benefit of owning lower-rated bonds over a 12-month period.

The low levels of compensation for assuming credit risk or interest rate risk have been engendered, at least in part, by benign economic and inflation outlooks, as well as by the strongest municipal balance sheets in a very long time. It is impossible to know when investors will become more risk averse, or what the catalyst will be. However, with so little reward for taking risk, the Portfolios' Municipal Bond Investment Team found the best values in high-quality bonds and has focused new purchases on bonds maturing in 10-15 years rather than longer maturities which provide only marginally more income.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.


A Word About Risk

Price fluctuation in the Portfolios' securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. The yield or value of the Portfolios' investments in municipal securities may be affected by political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade debt presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                          Returns
THE PORTFOLIOS VS. THEIR BENCHMARKS         ---------------------------------
PERIODS ENDED APRIL 30, 2007                6 Months                12 Months
-------------------------------------------------------------------------------
National Portfolio
  Class A                                     1.68%                    6.05%
  Class B                                     1.34%                    5.43%
  Class C                                     1.44%                    5.42%
LB Municipal Index                            1.59%                    5.78%

California Portfolio
  Class A                                     1.51%                    5.92%
  Class B                                     1.07%                    5.10%
  Class C                                     1.07%                    5.09%
LB Municipal Index                            1.59%                    5.78%

New York Portfolio
  Class A                                     1.53%                    5.79%
  Class B                                     1.19%                    5.07%
  Class C                                     1.19%                    4.95%
LB Municipal Index                            1.59%                    5.78%

Insured National Portfolio
  Class A                                     1.38%                    4.97%
  Class B                                     0.94%                    4.26%
  Class C                                     1.04%                    4.25%
LB Municipal Index                            1.59%                    5.78%

Insured California Portfolio
  Class A                                     1.27%                    5.31%
  Class B                                     0.92%                    4.58%
  Class C                                     0.99%                    4.58%
LB Municipal Index                            1.59%                    5.78%


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 5


NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007

                                                                       Taxable
                             NAV                SEC          SEC     Equivalent
                           Returns            Returns      Yields*     Yields**
-------------------------------------------------------------------------------
Class A Shares                                              4.17%        6.42%
1 Year                      6.05%              1.59%
5 Years                     5.03%              4.13%
10 Years                    5.07%              4.61%

Class B Shares                                              3.66%        5.63%
1 Year                      5.43%              2.43%
5 Years                     4.31%              4.31%
10 Years(a)                 4.64%              4.64%

Class C Shares                                              3.66%        5.63%
1 Year                      5.42%              4.42%
5 Years                     4.33%              4.33%
10 Years                    4.36%              4.36%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                  SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                1.22%
5 Years                                                               4.28%
10 Years                                                              4.66%

Class B Shares
1 Year                                                                2.03%
5 Years                                                               4.45%
10 Years(a)                                                           4.69%

Class C Shares
1 Year                                                                4.03%
5 Years                                                               4.45%
10 Years                                                              4.41%

The Portfolio's total annual operating expense ratios are 1.01%, 1.73% and 1.72% for Class A, Class B and Class C, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. There are contractual fee waivers currently in place for this Portfolio to the extent necessary in keeping the Portfolio's operating expense ratios from exceeding 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively, of average net assets per year. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2007.

**   Taxable equivalent yields are based on SEC yields and a 35% marginal
Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE

(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007

                                                                       Taxable
                             NAV                SEC          SEC     Equivalent
                           Returns            Returns      Yields*     Yields**
-------------------------------------------------------------------------------
Class A Shares                                              3.89%        6.67%
1 Year                      5.92%              1.43%
5 Years                     5.31%              4.39%
10 Years                    5.53%              5.07%

Class B Shares                                              3.37%        5.78%
1 Year                      5.10%              2.10%
5 Years                     4.58%              4.58%
10 Years(a)                 5.08%              5.08%

Class C Shares                                              3.37%        5.78%
1 Year                      5.09%              4.09%
5 Years                     4.58%              4.58%
10 Years                    4.78%              4.78%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                  SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                               0.83%
5 Years                                                              4.58%
10 Years                                                             5.14%

Class B Shares
1 Year                                                               1.64%
5 Years                                                              4.76%
10 Years(a)                                                          5.15%

Class C Shares
1 Year                                                               3.64%
5 Years                                                              4.76%
10 Years                                                             4.86%

The Portfolio's total annual operating expense ratios are 0.85%, 1.56% and 1.56% for Class A, Class B and Class C, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. There are contractual fee waivers currently in place for this Portfolio to the extent necessary in keeping the Portfolio's operating expense ratios from exceeding 0.77%, 1.47% and 1.47% for Class A, Class B and Class C, respectively, of average net assets per year. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2007.

**   Taxable equivalent yields are based on SEC yields and a 35% marginal
Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 7


NEW YORK PORTFOLIO
HISTORICAL PERFORMANCE

(continued from previous page)


NEW YORK PORTFOLIO
HISTORICAL PERFORMANCE

(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007

                                                                      Taxable
                             NAV                SEC          SEC     Equivalent
                         Returns            Returns      Yields*      Yields**
-------------------------------------------------------------------------------
Class A Shares                                              3.89%        6.42%
1 Year                      5.79%              1.33%
5 Years                     5.14%              4.24%
10 Years                    5.46%              5.00%

Class B Shares                                              3.37%        5.57%
1 Year                      5.07%              2.07%
5 Years                     4.37%              4.37%
10 Years(a)                 5.00%              5.00%

Class C Shares                                              3.37%        5.57%
1 Year                      4.95%              3.95%
5 Years                     4.37%              4.37%
10 Years                    4.71%              4.71%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                   SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                 0.85%
5 Years                                                                4.31%
10 Years                                                               5.11%

Class B Shares
1 Year                                                                 1.66%
5 Years                                                                4.46%
10 Years(a)                                                            5.10%

Class C Shares
1 Year                                                                 3.54%
5 Years                                                                4.43%
10 Years                                                               4.81%

The Portfolio's total annual operating expense ratios are 0.89%, 1.60% and 1.60% for Class A, Class B and Class C, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. There are contractual fee waivers currently in place for this Portfolio to the extent necessary in keeping the Portfolio's operating expense ratios from exceeding 0.58%, 1.28% and 1.28% for Class A, Class B and Class C, respectively, of average net assets per year. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2007.

**   Taxable equivalent yields are based on SEC yields and a 35% marginal
Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INSURED NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE

(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007

                                                                      Taxable
                             NAV                SEC          SEC     Equivalent
                         Returns            Returns      Yields*      Yields**
-------------------------------------------------------------------------------
Class A Shares                                              3.36%        5.17%
1 Year                      4.97%              0.50%
5 Years                     4.99%              4.08%
10 Years                    5.22%              4.77%

Class B Shares                                              2.83%        4.35%
1 Year                      4.26%              1.26%
5 Years                     4.29%              4.29%
10 Years(a)                 4.78%              4.78%

Class C Shares                                              2.82%        4.34%
1 Year                      4.25%              3.25%
5 Years                     4.28%              4.28%
10 Years                    4.50%              4.50%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                  SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                               0.13%
5 Years                                                              4.36%
10 Years                                                             4.83%

Class B Shares
1 Year                                                               0.85%
5 Years                                                              4.53%
10 Years(a)                                                          4.85%

Class C Shares
1 Year                                                               2.84%
5 Years                                                              4.55%
10 Years                                                             4.56%

The Portfolio's total annual operating expense ratios are 1.04%, 1.75% and 1.74% for Class A, Class B and Class C, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. There are contractual fee waivers currently in place for this Portfolio to the extent necessary in keeping the Portfolio's operating expense ratios from exceeding 1.04%, 1.74% and 1.74% for Class A, Class B and Class C, respectively, of average net assets per year. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2007.

**   Taxable equivalent yields are based on SEC yields and a 35% marginal
Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 9


INSURED CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE

(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007

                                                                      Taxable
                             NAV                SEC          SEC     Equivalent
                         Returns            Returns      Yields*      Yields**
-------------------------------------------------------------------------------
Class A Shares                                              3.34%        5.73%
1 Year                      5.31%              0.81%
5 Years                     4.60%              3.70%
10 Years                    5.26%              4.81%

Class B Shares                                              2.78%        4.77%
1 Year                      4.58%              1.58%
5 Years                     3.87%              3.87%
10 Years(a)                 4.80%              4.80%

Class C Shares                                              2.79%        4.79%
1 Year                      4.58%              3.58%
5 Years                     3.86%              3.86%
10 Years                    4.52%              4.52%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                   SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                 0.22%
5 Years                                                                4.03%
10 Years                                                               4.91%

Class B Shares
1 Year                                                                 1.01%
5 Years                                                                4.19%
10 Years(a)                                                            4.90%

Class C Shares
1 Year                                                                 3.01%
5 Years                                                                4.19%
10 Years                                                               4.61%

The Portfolio's total annual operating expense ratios are 1.03%, 1.74% and 1.73% for Class A, Class B and Class C, respectively, per the prospectus, gross of any fee waivers or expense reimbursements.


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2007.

**   Taxable equivalent yields are based on SEC yields and a 35% marginal
Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.


10 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                          Beginning            Ending
                        Account Value       Account Value        Expenses Paid
National Portfolio     November 1, 2006    April 30, 2007        During Period*
-------------------------------------------------------------------------------
Class A
Actual                       $1,000           $1,016.82               $3.40
Hypothetical
  (5% return
  before expenses)           $1,000           $1,021.42               $3.41

Class B
Actual                       $1,000           $1,013.35               $6.89
Hypothetical
  (5% return
  before expenses)           $1,000           $1,017.95               $6.90

Class C
Actual                       $1,000           $1,014.35               $6.89
Hypothetical
  (5% return
  before expenses)           $1,000           $1,017.95               $6.90


California Portfolio
-------------------------------------------------------------------------------
Class A
Actual                       $1,000           $1,015.10               $3.85
Hypothetical
  (5% return
  before expenses)           $1,000           $1,020.98               $3.86

Class B
Actual                       $1,000           $1,010.72               $7.33
Hypothetical
  (5% return
  before expenses)           $1,000           $1,017.50               $7.35

Class C
Actual                       $1,000           $1,010.66               $7.33
Hypothetical
  (5% return
  before expenses)           $1,000           $1,017.50               $7.35


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 11


                          Beginning            Ending
                        Account Value       Account Value        Expenses Paid
New York Portfolio     November 1, 2006    April 30, 2007        During Period*
-------------------------------------------------------------------------------
Class A
Actual                       $1,000           $1,015.34               $2.90
Hypothetical
  (5% return
  before expenses)           $1,000           $1,021.92               $2.91

Class B
Actual                       $1,000           $1,011.87               $6.39
Hypothetical
  (5% return
  before expenses)           $1,000           $1,018.45               $6.41

Class C
Actual                       $1,000           $1,011.85               $6.39
Hypothetical
  (5% return
  before expenses)           $1,000           $1,018.45               $6.41


Insured National Portfolio
-------------------------------------------------------------------------------
Class A
Actual                       $1,000           $1,013.79               $5.19
Hypothetical
  (5% return
  before expenses)           $1,000           $1,019.64               $5.21

Class B
Actual                       $1,000           $1,009.37               $8.67
Hypothetical
  (5% return
  before expenses)           $1,000           $1,016.17               $8.70

Class C
Actual                       $1,000           $1,010.35               $8.67
Hypothetical
  (5% return
  before expenses)           $1,000           $1,016.17               $8.70


Insured California Portfolio
-------------------------------------------------------------------------------
Class A
Actual                       $1,000           $1,012.68               $5.29
Hypothetical
  (5% return
  before expenses)           $1,000           $1,019.54               $5.31

Class B
Actual                       $1,000           $1,009.16               $8.82
Hypothetical
  (5% return
  before expenses)           $1,000           $1,016.02               $8.85

Class C
Actual                       $1,000           $1,009.94               $8.77
Hypothetical
  (5% return
  before expenses)           $1,000           $1,016.07               $8.80

* Expenses are equal to the classes' annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                                  Annualized Expense Ratio
-------------------------------------------------------------------------------
                                                        Insured      Insured
               National     California    New York      National   California
-----------------------------------------------------------------------------
Class A          0.68%         0.77%        0.58%        1.04%       1.06%
Class B          1.38%         1.47%        1.28%        1.74%       1.77%
Class C          1.38%         1.47%        1.28%        1.74%       1.76%


12 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


BOND RATING SUMMARY*
April 30, 2007 (unaudited)


NATIONAL PORTFOLIO
Quality Rating
o   34.8%    AAA
o   21.6%    AA
o   11.7%    A                          [PIE CHART OMITTED]
o   19.9%    BBB
o   11.5%    BB
o    0.5%    B

CALIFORNIA PORTFOLIO
Quality Rating
o   57.0%    AAA
o    3.4%    AA
o   17.7%    A A                          [PIE CHART OMITTED]
o   17.3%    BBB
o    4.6%    BB

NEW YORK PORTFOLIO
Quality Rating
o   59.9%    AAA
o   18.6%    AA
o    8.6%    A A                          [PIE CHART OMITTED]
o    7.5%    BBB
o    4.8%    BB
o    0.6%    B


* All data are as of April 30, 2007. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 13


BOND RATING SUMMARY*
April 30, 2007 (unaudited)


INSURED NATIONAL PORTFOLIO
Quality Rating
o   69.5%    AAA
o   27.9%    AA
o    2.5%    A                          [PIE CHART OMITTED]
n    0.1%    BBB

INSURED CALIFORNIA PORTFOLIO
Quality Rating
o   92.7%    AAA                        [PIE CHART OMITTED]
o    7.3%    AA


* All data are as of April 30, 2007. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


14 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)


                                                Principal
                                                  Amount
                                                   (000)       U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.6%
Long-Term Municipal Bonds-99.6%
Alabama-1.5%
Jefferson Cnty Ltd Oblig Sch Warrants
  Ser 04A
  5.25%, 1/01/18-1/01/23                        $  3,900       $ 4,163,100
Montgomery Spl Care Facs Fin Auth
  (Baptist Health)
  Ser 04C (Prerefunded)
  5.25%, 11/15/29                                  2,190         2,393,298
                                                               ------------
                                                                 6,556,398
Alaska-0.5%
Anchorage Waste Wtr Rev
  MBIA Ser 04
  5.125%, 5/01/29                                  2,075         2,199,313
                                                               ------------
Arizona-2.9%
Arizona Hlth Fac Auth Phoenix Children's
  Hosp
  4.70%, 2/01/42(a)                                2,600         2,627,352
Estrella Mtn Ranch CFD
  (Desert Village)
  7.375%, 7/01/27                                  2,694         2,967,926
Phoenix Civic Impt Corp Waste Wtr Sys
  Rev
  MBIA Ser 04
  5.00%, 7/01/23                                   1,750         1,852,357
Pima Cnty IDA
  (Horizon Cmnty Learning Center)
  Ser 05
  5.125%, 6/01/20                                  3,310         3,335,818
Queen Creek Improvement District No 1
  5.00%, 1/01/26                                   1,300         1,327,976
Sundance CFD
  Ser 02
  7.75%, 7/01/22                                     725           792,817
                                                               ------------
                                                                12,904,246
California-3.4%
California GO
  (Prerefunded)
  5.125%, 2/01/28                                  1,000         1,086,180
  AMBAC Ser 02B
  5.00%, 4/01/27                                   2,650         2,764,612
  Ser 02
  5.25%, 4/01/30                                     825           872,050


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 15


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
California State Dept of Wtr Res Pwr Sup
  Rev
  (Prerefunded)
  Ser 02A
  5.375%, 5/01/22                                $ 2,000       $ 2,175,780
Chula Vista IDR
  (San Diego Gas)
  Ser 96A
  5.30%, 7/01/21                                   4,000         4,275,600
Manteca Uni Sch Dist
  MBIA Ser 01
  Zero Coupon, 9/01/31                            11,910         3,967,340
                                                               ------------
                                                                15,141,562
Colorado-3.1%
Colorado Ed & Cult Facs Auth
  (Knowledge Quest Charter Sch)
  Ser 05
  6.50%, 5/01/36                                     500           517,290
Colorado HFA SFMR
  (Mtg Rev) AMT
  Ser 99A-2
  6.45%, 4/01/30                                     600           611,238
Colorado Hlth Facs Auth
  (Evangelical Lutheran)
  5.25%, 6/01/19                                   1,500         1,601,460
Colorado Hlth Facs Auth
  (Parkview Med Ctr)
  Ser 04
  5.00%, 9/01/25                                   1,690         1,728,498
Midcities Met Dist No 2
  RADIAN
  5.125%, 12/01/21                                 2,000         2,129,960
Park Creek Metro Dist Rev Ltd
  (Ref-Sr-Ltd Tax Ppty Tax)
  Ser 05
  5.50%, 12/01/30                                  2,400         2,525,136
PV Wtr & San Met Dist Cap Appreciation
  Ser 06
  Zero Coupon, 12/15/17                            4,224         2,283,157
Todd Creek Farms Metro Dist No 1
  6.125%, 12/01/22                                 1,210         1,238,943
Todd Creek Farms Metro Dist No 1 Wtr
  Rev
  (Ref & Impt)
  Ser 04
  6.125%, 12/01/19                                   820           863,763


16 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Vista Ridge Met Dist Co
  RADIAN
  5.00%, 12/01/26                                 $  500       $   519,260
                                                               ------------
                                                                14,018,705
Connecticut-0.2%
Connecticut Hlth & Ed Facs Auth Rev
  (Griffin Hosp)
  RADIAN Ser 05B
  5.00%, 7/01/23                                     750           785,243
                                                               ------------
District Of Columbia-0.2%
District Columbia Rev
  ACA
  5.00%, 6/01/26                                   1,000         1,036,140
                                                               ------------
Florida-11.8%
Beacon Tradeport CDD
  Ser 02B
  7.25%, 5/01/33                                     170           182,112
Bonnet Creek Resort CDD
  Ser 02
  7.25%, 5/01/18                                   2,000         2,175,900
Clay Cnty CDD
  (Crossings at Fleming Island)
  Ser 00C
  7.05%, 5/01/15                                   1,830         1,940,441
Collier Cnty IDR
  (Southern State Util) AMT
  Ser 96
  6.50%, 10/01/25                                    705           712,861
Fiddlers Creek CDD
  Ser 96 (Prerefunded)
  7.50%, 5/01/18                                     790           796,928
Gateway CDD
  (Sun City Center)
  Ser 03B
  5.50%, 5/01/10                                     405           407,669
Indian Trace Dev Dist Spl Assmt
  (Wtr Mgmt Spl Benefit)
  MBIA Ser 05
  5.00%, 5/01/22-5/01/23                           1,800         1,912,820
Jacksonville Elec Auth
  Ser 02A (Prerefunded)
  5.50%, 10/01/41                                  3,750         3,778,275
Jacksonville Hosp Rev
  (Mayo Clinic)
  Ser 01C
  5.50%, 11/15/36                                  6,750         7,242,615


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 17


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lee Cnty CFD
  (Herons Glen)
  Ser 99 (Prerefunded)
  6.00%, 5/01/29                                $  6,090       $ 6,412,344
Lee Cnty HFA SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA Ser 00A-1
  7.20%, 3/01/33                                      85            85,495
Manatee Cnty CDD
  Ser 00A
  7.15%, 5/01/31                                   1,855         1,981,121
Marshall Creek CDD
  Ser 02A
  6.625%, 5/01/32                                  1,670         1,825,477
Miami Beach Health Facs Auth Rev
  (Mt Sinai Med Ctr)
  Ser 01A
  6.80%, 11/15/31                                  3,500         3,845,065
Miromar Lakes CDD
  Ser 00A
  7.25%, 5/01/12                                   3,755         3,937,343
Orange Cnty HFA MFHR(Seminole Pt
  Proj) AMT
  Ser 99L
  5.80%, 6/01/32                                   5,000         5,144,350
Orlando Assess Dist
  (Conroy Rd Proj)
  Ser 98A
  5.80%, 5/01/26                                   3,250         3,316,950
Pasco Cnty HFA MFHR
  (Pasco Woods Apts) AMT
  Ser 99A
  5.90%, 8/01/39                                   3,690         3,792,914
Pier Park CDD
  Ser 02-1
  7.15%, 5/01/34                                   3,245         3,523,778
Preserve at Wildnerness Lake CDD
  Ser 02B
  6.20%, 11/01/08                                     35            35,069
                                                               ------------
                                                                53,049,527
Illinois-4.2%
Chicago Arpt Rev
  (O'Hare Int'l Arpt)
  XLCA Ser 03B-1
  5.25%, 1/01/34                                   3,400         3,605,360
Chicago HFA SFMR
  (Mtg Rev)
  GNMA/ FNMA/ FHLMC Ser 99C
  7.05%, 10/01/30                                     80            81,403


18 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chicago HFA SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA/ FHLMC Ser 98A
  6.45%, 9/01/29                                  $  260         $ 263,286
  GNMA/ FNMA/ FHLMC Ser 98C-1
  6.30%, 9/01/29                                     205           212,482
  GNMA/ FNMA/ FHLMC Ser 99 A
  6.35%, 10/01/30                                    295           310,656
Chicago Il Increment Allocation
  7.46%, 2/15/26                                   1,770         1,893,511
Chicago Spec Assess
  (Lake Shore East)
  Ser 03
  6.75%, 12/01/32                                  3,500         3,789,205
Gilberts Special Service Area No 15 Spl
  Tax
  (Gilberts Town Ctr Proj)
  Ser 03
  6.00%, 3/01/28                                   2,430         2,485,331
Hampshire Il Spl Svc Area 14
  5.80%, 3/01/26                                   1,595         1,629,516
Illinois Fin Auth Rev
  (Illinois Inst of Technology)
  Ser 06A
  5.00%, 4/01/31                                     750           764,010
Manhattan
  (No 04-1 Brookstone Springs Proj)
  Ser 05
  5.875%, 3/01/28                                  1,685         1,744,969
Met Pier & Expo Auth
  (McCormick Place)
  MBIA Ser 02A
  5.25%, 6/15/42                                   1,750         1,851,185
                                                               ------------
                                                                18,630,914
Indiana-0.7%
Hendricks Cnty Bldg Facs Corp
  5.50%, 7/15/23                                   1,165         1,267,741
Indiana Dev Fin Auth
  (Inland Steel)
  Ser 97
  5.75%, 10/01/11                                  1,825         1,865,953
                                                               ------------
                                                                 3,133,694
Louisiana-2.9%
De Soto Parish PCR
  (Int'l Paper Co)
  Ser 02a
  5.00%, 10/01/12                                  2,200         2,278,936
Ernest N Morial-New Orleans
  (Exhibit Hall Auth Spl Tax)
  AMBAC Ser A
  5.25%, 7/15/16-7/15/17                           2,475         2,656,779


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 19


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Louisiana Arpt Fac
  (Cargo ACQ Grp) AMT
  Ser 02
  6.65%, 1/01/25                                 $   925         $ 982,008
New Orleans GO
  MBIA Ser 05
  5.00%, 12/01/29                                  3,420         3,590,111
  5.25%, 12/01/21                                  3,360         3,621,845
                                                               ------------
                                                                13,129,679
Maryland-2.5%
Maryland CDA SFMR
  (Mtg Rev) AMT
  Ser 00A
  6.10%, 7/01/38                                   6,285         6,486,372
Maryland IDR
  (Med Waste Assoc) AMT
  Ser 89
  8.75%, 11/15/10(b)(c)                            1,225           999,416
Tax Exempt Muni Infrastructure
  Ser 04A
  3.80%, 5/01/08(d)                                3,978         3,954,649
                                                               ------------
                                                                11,440,437
Massachusetts-7.4%
Massachusetts Dev Fin Agy Hlth Fac
  (Seven Hills Fdn)
  RADIAN Ser 99
  5.15%, 9/01/28                                   6,035         6,162,700
Massachusetts GO
  (Prerefunded)
  Ser 02C
  5.25%, 11/01/30                                  5,000         5,369,300
Massachusetts Port Auth AMT
  Ser 99D
  6.00%, 7/01/29                                   7,500         7,897,425
Massachusetts Port Auth Spec Fac
  (Bosfuel Corp) AMT
  MBIA Ser 97
  6.00%, 7/01/36                                  11,920        12,190,465
New England Student Loan Rev AMT
  Ser 93H
  6.90%, 11/01/09                                  1,500         1,562,805
                                                               ------------
                                                                33,182,695
Michigan-4.4%
Detroit Tax Increment
  (Diamler/Chrysler Assembly Plant)
  Ser 98A
  5.50%, 5/01/21                                     530           532,708


20 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Kent Hosp Fin Auth
  (Metropolitan Hospital Proj)
  Ser 05A
  5.75%, 7/01/25                                 $   710         $ 760,495
Michigan HDA MFHR
  (Rental Rev) AMT
  AMBAC Ser 97A
  6.10%, 10/01/33                                  1,000         1,023,790
Michigan Hosp Fin Auth
  (Sparrow Med Ctr)
  Ser 01 (Prerefunded)
  5.625%, 11/15/36                                 2,650         2,881,213
Michigan Hosp Fin Auth
  (Trinity Health)
  Ser 00A
  6.00%, 12/01/27                                  4,515         4,867,938
Michigan State Hosp Fin Auth
  (Marquette Gen Hosp Oblig Grp)
  Ser 05A
  5.00%, 5/15/26                                   1,150         1,172,839
Plymouth Ed Ctr Charter Sch Public Sch
  Academy Rev
  Ser 05
  5.375%, 11/01/30                                 2,000         2,035,300
Saginaw Hosp Fin Auth
  (Covenant Med Ctr)
  Ser 00F
  6.50%, 7/01/30                                   6,125         6,653,832
                                                               ------------
                                                                19,928,115
Minnesota-1.9%
Minneapolis & St. Paul Arpt Rev AMT
  FGIC Ser 00B
  6.00%, 1/01/21                                   3,520         3,714,691
Shakopee Health Care Facs
  (St Francis Regl Med Center)
  Ser 04
  5.10%, 9/01/25                                   2,700         2,808,540
St. Paul Hsg & Redev Auth Hosp Rev
  (Healtheast Proj)
  Ser 05
  6.00%, 11/15/25                                    500           554,020
Western Minnesota Municipal Pwr Agy
  FSA
  5.00%, 1/01/17                                   1,400         1,526,434
                                                               ------------
                                                                 8,603,685
Missouri-0.8%
Kansas City Arpt Fac Rev
  (Cargo ACQ Grp)
  Ser 02
  6.25%, 1/01/30                                   1,975         2,099,820


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 21


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Missouri Dev Fin Brd Infrastructure Fac
  Rev
  (Crackerneck Creek Project)
  Ser 05C
  5.00%, 3/01/26                               $   1,000       $ 1,026,090
Riverside IDA
  (Riverside Horizons Proj)
  ACA
  5.00%, 5/01/27(e)                                  370           383,553
                                                               ------------
                                                                 3,509,463
Nevada-0.6%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj)
  RADIAN Ser 03A
  5.125%, 9/01/29                                  2,700         2,794,878
                                                               ------------
New Hampshire-1.3%
New Hampshire Bus Fin Auth PCR
  (Public Service Co) AMT
  Ser 93E
  6.00%, 5/01/21                                   4,000         4,156,120
New Hampshire Health & Ed Facs
  (Covenant Health)
  Ser 04
  5.375%, 7/01/24                                  1,680         1,775,357
                                                               ------------
                                                                 5,931,477
New Jersey-4.6%
Morris-Union Jointure COP
  RADIAN Ser 04
  5.00%, 5/01/27                                   5,175         5,389,452
New Jersey Eco Dev Auth Rev
  (Sch Facs Constr)
  Ser 05
  5.25%, 3/01/25                                   6,200         6,651,484
New Jersey St Edl Facs Auth Rev
  AMBAC Ser 02A (Prerefunded)
  5.25%, 9/01/21                                   8,005         8,599,611
                                                               ------------
                                                                20,640,547
New Mexico-2.0%
Clayton N Mex Jail Proj Rev
  CIFG
  5.00%, 11/01/25-11/01/27                         8,475         8,866,963
                                                               ------------
New York-5.7%
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj)
  FSA Ser 04
  5.75%, 5/01/25-5/01/26                           3,800         4,212,738


22 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York City Ed Fac
  (Lycee Francais)
  ACA Ser 02C
  6.80%, 6/01/28                               $   2,500       $ 2,682,575
New York City GO
  Ser 03
  5.75%, 3/01/15                                   2,350         2,582,251
  Ser 03A
  5.50%, 8/01/21                                   5,000         5,407,600
  Ser 04G
  5.00%, 12/01/23                                    895           940,439
New York City GO
  (Prerefunded)
  5.75%, 3/01/17                                   1,480         1,640,106
New York City GO
  (Unrefunded)
  5.75%, 3/01/17                                     420           461,047
New York City TFA
  Ser 05A-2
  5.00%, 11/01/17                                  5,000         5,398,200
New York Liberty Dev Corp Rev
  6.125%, 2/15/19                                    850           891,021
New York State HFA
  (Eco Dev & Hsg)
  FGIC Ser 05A
  5.00%, 9/15/25                                   1,200         1,268,628
                                                               ------------
                                                                25,484,605
North Dakota-0.3%
Ward Cnty ND Health Care Fac
  (Trinity Health)
  5.125%, 7/01/18-7/01/20                          1,380         1,439,141
                                                               ------------
Ohio-5.4%
Cleveland Cuyahoga Port Auth
  Ser 01
  7.35%, 12/01/31                                  5,400         5,808,348
Cleveland OH Pub Pwr Sys Rev
  FGIC Ser 06A
  5.00%, 11/15/18                                  2,335         2,530,089
Franklin Cnty
  (OCLC Online Computer Library Ctr)
  Ser 98A
  5.20%, 10/01/20                                  1,200         1,233,708
Port Auth of Columbiana Cnty Swr
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                  1,240         1,263,610
Toledo Lucas Cnty Port Auth Rev
  (Crocker Park Proj)
  Ser 03
  5.375%, 12/01/35                                 5,000         5,308,300


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 23


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Toledo Lucas Cnty Port Auth Rev
  (CSX Transportation)
  Ser 92
  6.45%, 12/15/21                              $   6,730       $ 8,116,043
                                                               ------------
                                                                24,260,098
Oregon-1.3%
Forest Grove Rev
  (Ref & Campus Impt Pacific Proj A)
  RADIAN Ser 05A
  5.00%, 5/01/28                                   2,995         3,119,113
Oregon Hsg Dev Agy SFMR
  (Mtg Rev) AMT
  Ser 02B
  5.45%, 7/01/32                                   2,470         2,537,209
                                                               ------------
                                                                 5,656,322
Pennsylvania-5.0%
Ephrata Area Sch Dist
  FGIC Ser 05 (Prerefunded)
  5.00%, 3/01/22                                   2,565         2,771,585
Harrisburg Arpt Auth
  (Susquehanna Arpt Proj) AMT
  Ser 99
  5.50%, 1/01/24                                     500           499,725
Montgomery Cnty Hosp Rev
  (Abington Mem Hosp)
  Ser 02A
  5.125%, 6/01/32                                  2,000         2,068,980
Montgomery Cnty IDA
  (Whitemarsh Continuing Care Ret
  Comm)
  6.00%, 2/01/21                                   1,210         1,283,774
Pennsylvania HFA
  Ser 03-1235
  8.24%, 6/01/08(a)(d)(f)                            365           365,000
Pennsylvania HFA SFMR
  (Mtg Rev) AMT
  FSA Ser 03
  4.08%, 6/01/08(a)(g)(h)                          6,397         6,396,594
Pennsylvania Hgr Ed Hosp Rev
  (UPMC Health Sys)
  Ser 01A
  6.00%, 1/15/31                                   3,845         4,162,059
Philadelphia Auth IDR
  (Leadership Learning Partners)
  Ser 05A
  5.25%, 7/01/24                                   1,030         1,037,684
South Central Gen Auth
  (Wellspan Health)
  MBIA Ser 01
  5.25%, 5/15/31                                     685           719,222


24 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
South Central Hosp Rev
  (Prerefunded)
  MBIA Ser 01
  5.25%, 5/15/31(g)                            $   3,115       $ 3,321,182
                                                               ------------
                                                                22,625,805
Puerto Rico-2.0%
Puerto Rico Comwlth GO
  (Pub Impt)
  5.25%, 7/01/23                                   1,100         1,180,960
  Ser 01A
  5.50%, 7/01/19                                     500           560,360
  Ser 03A
  5.25%, 7/01/23                                     500           529,045
  Ser 04A
  5.25%, 7/01/19                                   1,920         2,059,411
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                    500           533,370
Univ of Puerto Rico
  Ser 06Q
  5.00%, 6/01/19-6/01/20                           3,730         3,942,776
                                                               ------------
                                                                 8,805,922
South Carolina-2.3%
Dorchester Cnty Sch Dist No 2
  (No 002 Installment Pur Rev)
  Ser 06
  5.00%, 12/01/30                                  1,500         1,562,520
Newberry Investing In Childrens Ed
  (Newberry Cnty Sch Dist Proj)
  ASSURED GTY Ser 05
  5.00%, 12/01/27                                  3,890         4,069,290
  Ser 05
  5.00%, 12/01/30                                    335           342,966
Scago Edl Facs Corp For Sch
  RADIAN
  5.00%, 12/01/21                                  4,300         4,503,132
                                                               ------------
                                                                10,477,908
Tennessee-0.7%
Johnson City Hlth & Ed Facs Hosp Rev
  (First Mtg-MTN Sts Hlth)
  Ser 06A
  5.50%, 7/01/31                                   1,360         1,451,623
Sullivan Cnty Health Edl
  5.00%, 9/01/22                                   1,265         1,303,911
Sullivan Cnty Tenn Health Edl
  (Wellmont Health Sys Proj)
  5.25%, 9/01/26                                     275           286,721
                                                                 3,042,255


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 25


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Texas-12.8%
Bexar Cnty Hlth Fac Dev Corp Rev
  5.00%, 7/01/27                                 $   325         $ 331,204
Corpus Christi Arpt Rev
  (Corpus Christi Int'l)
  FSA Ser 00B
  5.375%, 2/15/30                                  7,100         7,467,993
Dallas-Fort Worth Arpt Rev
  (Int'l Arpt)
  FGIC Ser 01
  5.50%, 11/01/35                                 13,400        14,045,210
Ector County Independent School District
  5.25%, 8/15/27                                   3,000         3,249,913
Garza Cnty Pub Fac Corp
  5.50%, 10/01/19                                    535           576,799
Grapevine Arpt Rev
  6.50%, 1/01/24                                     995         1,070,302
Guadalupe-Blanco Riv Auth & Surp
  (Contract & Sub Wtr Res)
  MBIA Ser 04A
  5.00%, 8/15/24                                   1,440         1,492,603
Hidalgo Cnty Hlth Svcs
  (Mission Hosp Inc Proj)
  Ser 05
  5.00%, 8/15/14-8/15/19                             730           745,368
Houston Arpt Rev
  (Cargo ACQ Grp) AMT
  Ser 02
  6.375%, 1/01/23                                  3,000         3,211,560
Laredo ISD Pub Fac Corp Lease Rev
  AMBAC Ser 04A
  5.00%, 8/01/24                                   1,000         1,031,920
Lubbock
  (Ctfs Oblig-Tax & Wtrwks Surp)
  FSA
  5.125%, 2/15/24                                  3,335         3,553,743
Richardson Hosp Auth Rev
  (Richardson Regional Med Ctr)
  FSA Ser 04
  5.875%, 12/01/24                                 2,310         2,495,839
  Ser 04
  6.00%, 12/01/19                                  1,830         1,994,499
San Antonio GO Unrefunded
  Ser 02
  5.00%, 2/01/22                                   3,060         3,182,798
Seguin Hgr Ed Auth
  (Texas Lutheran Univ Project)
  Ser 04
  5.25%, 9/01/28                                   1,000         1,026,830


26 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Texas Turnpike Auth
  AMBAC Ser 02A
  5.50%, 8/15/39                               $   7,500       $ 8,037,900
Tyler Hosp Rev
  (Mother Francis Regl Hlth)
  Ser 01
  6.00%, 7/01/31                                   3,900         4,155,411
                                                               ------------
                                                                57,669,892
Utah-0.2%
Spanish Fork City Utah Charter
  5.55%, 11/15/21                                    880           906,717
                                                               ------------
Virgin Islands-1.8%
Virgin Islands Pub Fin Auth
  FSA Ser 03
  5.00%, 10/01/13-10/01/14                         2,025         2,182,461
  5.25%, 10/01/15-10/01/17                         5,460         5,981,978
                                                               ------------
                                                                 8,164,439
Virginia-1.5%
Arlington IDA Hosp Rev
  (Arlington Hlth Sys)
  Ser 01 (Prerefunded)
  5.25%, 7/01/31                                   1,000         1,068,200
Bell Creek CDD
  Ser 03A
  6.75%, 3/01/22                                     852           858,884
Broad Street CDD
  (Parking Fac)
  Ser 03
  7.50%, 6/01/33                                   3,000         3,393,570
Pocahontas Pkwy Assoc Toll Rd Rev
  (Cap Appreciation) Sr
  Ser 98B (Prerefunded)
  Zero Coupon, 8/15/15                             2,000         1,312,720
                                                               ------------
                                                                 6,633,374
Washington-2.1%
Energy Northwest Wash Wind
  AMBAC
  5.00%, 7/01/21 (i)                               6,105         6,501,581
Tacoma Solid Waste Util Rev
  XLCA Ser 06
  5.00%, 12/01/18                                  2,750         2,946,570
                                                               ------------
                                                                 9,448,151
Wisconsin-1.6%
Milwaukee Arpt Rev
  (Cargo ACQ Corp) AMT
  Ser 02
  6.50%, 1/01/25                                   2,330         2,506,334


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 27


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Wisconsin Hlth & Ed Fac Auth Rev
  (Bell Tower Residence Proj)
  FHLB Ser 05
  5.00%, 7/01/25                               $   1,270      $  1,299,820
Wisconsin Hlth & Ed Fac Auth Rev
  (Wheaton Franciscan)
  MBIA
  5.25%, 8/15/20                                   3,400         3,588,870
                                                             --------------
                                                                 7,395,024
                                                             --------------
Total Investments-99.6%
  (cost $427,079,087)                                          447,493,334
Other assets less liabilities-0.4%                               1,619,495
                                                             --------------
Net Assets-100.0%                                            $ 449,112,829
                                                             --------------


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                  Rate Type
                                        -----------------------------
                Notional                  Payments        Payments       Unrealized
    Swap         Amount    Termination     made by      received by     Appreciation/
Counterparty     (000)        Date      the Portfolio   the Portfolio   (Depreciation)
--------------------------------------------------------------------------------------
Citigroup       $ 4,700      6/22/07         BMA           22.962%      $  (10,181)
Citigroup         5,600     11/10/26        3.884%             BMA          13,126
JPMorgan Chase    2,200     10/01/07         BMA           33.635%          (1,485)
JPMorgan Chase   15,600     11/10/11         BMA           33.482%          36,269
Merrill Lynch     2,200      7/12/08         BMA           33.815%           7,760
Merrill Lynch     3,205      2/12/12         BMA           33.548%          14,997


(a)  Floating Rate Security. Stated interest rate was in effect at April 30,
2007.

(b)  Illiquid security, valued at fair value. (See note A)

(c)  Security is in default and is non-income producing.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate market value of these securities amounted to $4,319,649 or 1.0% of net assets.

(e)  When-Issued security.

(f) Inverse Floater Security-Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(g) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(h)  Private Placement

(i) Position, or a portion thereof, has been segregated to collateralize when issued securities.


28 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Glossary:

ACA         - American Capital Access Financial Guaranty Corporation
AMBAC       - American Bond Assurance Corporation
AMT         - Alternative Minimum Tax (subject to)
ASSURED GTY - Assured Guaranty
BMA         - Bond Market Association
CDA         - Community Development Administration
CDD         - Community Development District
CFD         - Community Facilities District
CIFG        - CIFG Assurance North America, Inc.
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FHLB        - Federal Home Loan Bank
FHLMC       - Federal Home Loan Mortgage Corporation
FNMA        - Federal National Mortgage Association
FSA         - Financial Security Assurance Inc.
GNMA        - Government National Mortgage Association
GO          - General Obligation
HDA         - Housing Development Authority
HFA         - Housing Finance Authority
IDA         - Industrial Development Authority/Agency
IDR         - Industrial Development Revenue
ISD         - Independent School District
MBIA        - Municipal Bond Investors Assurance
MFHR        - Multi-Family Housing Revenue
MTN         - Medium Term Note
PCR         - Pollution Control Revenue
RADIAN      - Radian Group, Inc.
SFMR        - Single Family Mortgage Revenue
TFA         - Transitional Finance Authority
XLCA        - XL Capital Assurance Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 29


INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)

                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.0%
Long-Term Municipal Bonds-98.5%
Alabama-0.7%
Jefferson Cnty Wtr & Swr Rev
  FGIC Ser 02B (Prerefunded)
  5.00%, 2/01/41                                 $   625        $  663,069
Jefferson Cnty Wtr & Swr Rev
  (Prerefunded)
  FGIC Ser 02B
  5.00%, 2/01/41                                     375           397,474
                                                              -------------
                                                                 1,060,543
Alaska-1.9%
Alaska HFC SFMR
  (Mtg Rev)
  MBIA Ser 97A
  6.00%, 6/01/27                                   2,635         2,690,335
                                                              -------------
California-6.7%
California GO
  (Prerefunded)
  5.125%, 2/01/28                                  1,500         1,629,270
  AMBAC Ser 02B
  5.00%, 4/01/27                                   3,000         3,129,750
  FSA Ser 03
  5.00%, 2/01/29                                   1,445         1,512,669
Golden St Tobacco Securitization Corp.
  XLCA Ser 03B (Prerefunded)
  5.50%, 6/01/33                                   2,000         2,189,720
San Bernardino Cnty Redev ETM
  (Ontario Proj #1)
  MBIA Ser 93
  5.80%, 8/01/23                                   1,000         1,139,060
                                                              -------------
                                                                 9,600,469
Colorado-7.3%
Midcities Met Dist No 2
  RADIAN
  5.125%, 12/01/21                                 1,000         1,064,980
Northwest Parkway Toll Rev
  FSA Ser 01C
  5.80%, 6/15/25(a)                                9,000         8,236,440
SBC Met Dist
  ACA Ser 05
  5.00%, 12/01/29                                  1,000         1,030,910
                                                              -------------
                                                                10,332,330


30 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Florida-2.1%
Volusia Cnty Hlth Fac
  (John Knox Village)
  RADIAN Ser 96A
  6.00%, 6/01/17                               $   3,000       $ 3,035,490
Illinois-7.9%
Chicago Arpt Rev
  (O'Hare Int'l Arpt)
  XLCA Ser 03B-1
  5.25%, 1/01/34                                   1,700         1,802,680
Chicago Stadium Rev
  (Soldier Field)
  AMBAC Ser 01
  5.50%, 6/15/30(a)                                8,000         7,526,720
Met Pier & Expo Auth
  (McCormick Place)
  MBIA Ser 02A
  5.25%, 6/15/42                                   1,750         1,851,185
                                                              -------------
                                                                11,180,585
Louisiana-1.9%
Ernest N Morial-New Orleans
  (Exhibit Hall Auth Spl Tax)
  AMBAC Ser A
  5.25%, 7/15/16-7/15/17                             815           874,862
New Orleans GO
  MBIA Ser 05
  5.00%, 12/01/29                                    570           598,352
  5.25%, 12/01/21                                  1,135         1,223,450
                                                              -------------
                                                                 2,696,664
Massachusetts-6.3%
Massachusetts Hlth & Ed Fac Hosp Rev
  (Berkshire Hlth Sys)
  RADIAN Ser 01E
  5.70%, 10/01/25                                  6,800         7,334,412
Massachusetts Hlth & Ed Fac Hosp Rev
  (Cape Cod Healthcare)
  RADIAN Ser 01C
  5.25%, 11/15/31                                  1,600         1,681,920
                                                              -------------
                                                                 9,016,332
Michigan-8.1%
Detroit Wtr Supply Sys
  FGIC Ser 01B (Prerefunded)
  5.50%, 7/01/33                                   1,450         1,562,172
Kalamazoo Hosp Fin Auth Rev
  (Borgess Med Ctr) ETM
  FGIC Ser 94A
  6.378%, 6/01/11(b)                               5,140         5,152,953


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 31


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Michigan
  (Trunk Line Fund)
  FSA Ser 01A (Prerefunded)
  5.25%, 11/01/30                              $   1,000       $ 1,062,790
Michigan Mun Bd Auth Rev
  (Sch Dist City of Detroit)
  FSA Ser 05
  5.00%, 6/01/20                                   1,500         1,590,930
Pontiac Tax Increment
  ACA Ser 02
  5.625%, 6/01/22                                    700           745,213
Royal Oak Hosp Fin Auth Rev
  (William Beaumont Hosp)
  MBIA Ser 01M
  5.25%, 11/15/35                                  1,300         1,350,362
                                                              -------------
                                                                11,464,420
Minnesota-4.5%
Waconia Hlth Care Fac Rev
  (Ridgeview Med Ctr)
  RADIAN Ser 99A
  6.125%, 1/01/29                                  6,095         6,473,926
                                                              -------------
Missouri-0.1%
Riverside IDA
  (Riverside Horizons Proj)
  ACA
  5.00%, 5/01/27(c)                                  120           124,396
                                                              -------------
Nevada-1.5%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj)
  RADIAN Ser 03A
  5.125%, 9/01/29                                  2,100         2,173,794
                                                              -------------
New Hampshire-1.7%
New Hampshire Hosp Rev
  (Mary Hitchcock Hosp)
  FSA Ser 02
  5.50%, 8/01/27                                   2,250         2,421,315
                                                              -------------
New Jersey-3.1%
Morris-Union Jointure COP
  RADIAN Ser 04
  5.00%, 5/01/27                                   1,700         1,770,448
New Jersey Ed Facs Auth Rev
  (Higher Ed Cap Impt)
  AMBAC Ser 02A (Prerefunded)
  5.125%, 9/01/22                                  2,500         2,670,700
                                                              -------------
                                                                 4,441,148


32 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York-6.7%
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj)
  FSA Ser 04
  5.75%, 5/01/26                               $   1,300       $ 1,440,959
Nassau Cnty Hlth Fac
  (Nassau Hlth Sys Rev)
  FSA Ser 99 (Prerefunded)
  5.75%, 8/01/29                                   7,600         8,087,388
                                                              -------------
                                                                 9,528,347
North Carolina-0.8%
North Carolina Eastern Municipal Pwr Agy
  Pwr Sys Rev
  AMBAC Ser 05A
  5.25%, 1/01/20                                   1,000         1,090,690
                                                              -------------
Ohio-9.4%
Cleveland OH Pub Pwr Sys Rev
  FGIC Ser 06A
  5.00%, 11/15/18                                    500           541,775
County of Hamilton
  (Prerefunded)
  AMBAC Ser B
  5.25%, 12/01/32                                  5,660         5,957,094
County of Hamilton
  (Prerefunded)
  AMBAC Ser B
  5.25%, 12/01/32                                  1,440         1,500,379
Summit Cnty GO
  (Prerefunded)
  FGIC Ser 00
  6.00%, 12/01/21                                  5,000         5,431,000
                                                              -------------
                                                                13,430,248
Pennsylvania-9.9%
Allegheny Cnty Hgr Ed Rev
  (Carnegie Mellon Univ)
  Ser 02
  5.50%, 3/01/28                                   6,665         7,132,816
Pennsylvania Turnpike Transp Rev
  AMBAC Ser 01 (Prerefunded)
  5.25%, 7/15/41                                   6,500         6,943,950
                                                              -------------
                                                                14,076,766
Puerto Rico-5.3%
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-1
  5.25%, 7/01/22(d)                                6,935         7,516,708
                                                              -------------


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND O 33


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rhode Island-5.0%
Rhode Island Eco Dev Auth
  (Providence Place Mall Proj)
  ASSET GTY Ser 00
  6.125%, 7/01/20                              $   6,500       $ 7,109,440
                                                              -------------
South Carolina-2.1%
Dorchester Cnty Sch Dist No 2
  ASSURED GTY
  5.00%, 12/01/29                                    400           420,816
Newberry Investing In Childrens Ed
  (Newberry Cnty Sch Dist Proj)
  ASSURED GTY Ser 05
  5.00%, 12/01/27                                  2,335         2,442,620
  Ser 05
  5.00%, 12/01/30                                    115           117,735
                                                              -------------
                                                                 2,981,171
Texas-2.9%
Guadalupe-Blanco Riv Auth & Surp
  (Contract & Sub Wtr Res)
  MBIA Ser 04A
  5.00%, 8/15/24                                     455           471,621
San Antonio GO
  Ser 02
  5.00%, 2/01/23                                   1,485         1,541,356
Texas Turnpike Auth
  AMBAC Ser 02A
  5.50%, 8/15/39                                   2,000         2,143,440
                                                              -------------
                                                                 4,156,417
Washington-0.7%
Tacoma Solid Waste Util Rev
  XLCA Ser 06
  5.00%, 12/01/18                                    865           926,830
                                                              -------------
West Virginia-1.9%
Fairmont Higher Ed
  (Fairmont St Coll)
  FGIC Ser 02A
  5.375%, 6/01/27                                  2,500         2,685,275
                                                              -------------
Total Long-Term Municipal Bonds
  (cost $131,163,598)                                          140,213,639
                                                              -------------
Short-Term Municipal Notes-0.5%
New York-0.5%
New York City Mun Wtr Fin Auth
  FGIC
  4.00%, 6/15/25(e)(f)
  (cost $700,000)                                    700           700,000
                                                              -------------


34 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                              U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.0%
  (cost $131,863,598)                                         $140,913,639
Other assets less liabilities-1.0%                               1,436,790
                                                              -------------
Net Assets-100.0%                                             $142,350,429
                                                              -------------


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                 Rate Type
                                       -----------------------------
                Notional                  Payments        Payments       Unrealized
    Swap         Amount   Termination      made by      received by     Appreciation/
Counterparty      (000)      Date       the Portfolio  the Portfolio   (Depreciation)
-------------------------------------------------------------------------------------
Citigroup        $1,600      6/22/07         BMA           2.962%       $   (3,466)
Citigroup         1,800     11/10/26        3.884%          BMA              4,219
JPMorgan Chase      800     10/01/07         BMA           3.635%             (540)
JPMorgan Chase    5,000     11/10/11         BMA           3.482%           11,625
Merrill Lynch       700      7/12/08         BMA           3.815%            2,469
Merrill Lynch       195      2/12/12         BMA           3.548%              913
Merrill Lynch     1,000     10/21/16         BMA           4.129%           36,682
Merrill Lynch     2,500      7/30/26        4.090%          BMA            (56,905)
Merrill Lynch     2,500     11/15/26        4.378%          BMA           (146,818)


(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b) Inverse Floater Security-Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(c)  When-Issued security.

(d) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e) Position, or a portion thereof, has been segregated to collateralize when issued security.

(f) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 35


Glossary:

ACA         - American Capital Access Financial Guaranty Corporation
AMBAC       - American Bond Assurance Corporation
ASSET GTY   - Asset Guaranty Insurance Company
ASSURED GTY - Assured Guaranty
BMA         - Bond Market Association
COP         - Certificate of Participation
ETM         - Escrow to Maturity
FGIC        - Financial Guaranty Insurance Company
FSA         - Financial Security Assurance Inc.
GO          - General Obligation
HFC         - Housing Finance Corporation
IDA         - Industrial Development Authority/Agency
MBIA        - Municipal Bond Investors Assurance
RADIAN      - Radian Group, Inc.
SFMR        - Single Family Mortgage Revenue
XLCA        - XL Capital Assurance Inc.

See notes to financial statements.


36 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.3%
Long-Term Municipal Bonds-98.4%
New York-86.3%
Cattaraugus Cnty Hgr Ed
  (Jamestown)
  Ser 00A (Prerefunded)
  6.50%, 7/01/30                               $   1,000       $ 1,101,510
Cortland Cnty Hosp Rev
  (Cortland Mem Hosp)
  RADIAN Ser 02
  5.25%, 7/01/32                                   2,700         2,850,660
Dutchess Cnty NY Indl Dev Agy
  5.00%, 8/01/19-8/01/21(a)                        1,450         1,521,245
Erie Cnty
  (Pub Impt)
  MBIA Ser 05A
  5.00%, 12/01/20                                  5,990         6,403,190
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj)
  FSA
  5.75%, 5/01/24                                   2,400         2,661,768
  FSA Ser 04
  5.75%, 5/01/25                                   1,400         1,552,698
Glen Cove IDR
  (The Regency at Glen Cove) ETM
  Ser 92B
  Zero Coupon, 10/15/19                           11,745         7,086,111
Hempstead Hgr Ed
  (Adelphi Univ Civic Fac)
  Ser 02
  5.50%, 6/01/32                                   1,000         1,064,500
Herkimer Cnty IDR Hgr Ed
  (Herkimer CC Stud Hsg)
  Ser 00
  6.50%, 11/01/30                                  2,000         2,181,960
Horseheads CCRC
  (Appleridge Retrmt Cmnty)
  GNMA Ser 99
  5.75%, 9/01/41                                   4,000         4,225,920
Long Island Power Auth Elec Rev
  FGIC Ser 06A
  5.00%, 12/01/19                                  4,300         4,624,521
  FSA Ser 01A (Prerefunded)
  5.25%, 9/01/28                                  10,000        10,647,000
Long Island Pwr Auth Elec Rev
  FGIC Ser 06A
  5.00%, 12/01/24                                  4,000         4,254,880


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 37


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Monroe Cnty MFHR
  (Southview Towers Proj) AMT
  SONYMA Ser 00
  6.25%, 2/01/31                               $   1,130       $ 1,209,473
Montgomery Cnty IDA Lease Rev
  (HFM Boces)
  XLCA Ser 05A
  5.00%, 7/01/24                                   1,500         1,573,470
MTA NY Dedicated Tax Fund
  5.25%, 11/15/30                                 10,000        10,584,300
  MBIA
  5.00%, 11/15/18-11/15/21                        11,890        12,865,134
  Ser 02
  5.25%, 11/15/31                                  5,000         5,276,950
  Ser 02A
  5.125%, 11/15/31                                 5,500         5,743,265
  Ser 05F
  5.00%, 11/15/30                                  3,500         3,670,870
New York City Ed Fac
  (Lycee Francais)
  ACA Ser 02C
  6.80%, 6/01/28                                   2,500         2,682,575
New York City Ed Fac
  (Magen David Yeshivah Proj)
  ACA Ser 02
  5.70%, 6/15/27                                   2,500         2,664,775
New York City Ed Fac
  (Spence School)
  5.20%, 7/01/34                                   3,155         3,331,301
New York City GO
  5.00%, 1/01/21                                   5,000         5,331,050
  FSA Ser 04E
  5.00%, 11/01/21                                  4,000         4,238,200
  Ser 03
  5.75%, 3/01/15                                   2,350         2,582,251
  Ser 04G
  5.00%, 12/01/23                                  3,225         3,388,733
  Ser 04I
  5.00%, 8/01/21                                  11,400        11,992,914
  Ser 05J
  5.00%, 3/01/24                                   5,000         5,254,000
  XLCA Ser 04I
  5.00%, 8/01/18                                  10,000        10,648,800
New York City GO
  (Prerefunded)
  5.75%, 3/01/17                                   1,480         1,640,106
  Ser 01B
  5.50%, 12/01/31                                 11,995        12,938,047


38 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                               Principal
                                                Amount
                                                 (000)        U.S. $ Value
-------------------------------------------------------------------------------
New York City GO
  (Unrefunded)
  5.75%, 3/01/17                                 $   420         $ 461,047
  Ser 01B
  5.50%, 12/01/31                                      5             5,300
New York City HDC
  (NYC Hsg Auth)
  FGIC Ser 05P6-A
  5.00%, 7/01/19                                  10,000        10,618,400
New York City HDC MFHR
  (Rental Hsg) AMT
  Ser 01C-2
  5.40%, 11/01/33                                  3,030         3,123,930
  Ser 02A
  5.50%, 11/01/34                                  1,250         1,291,250
New York City Hlth & Hosp Rev
  AMBAC Ser 03A
  5.25%, 2/15/22                                   5,700         6,064,287
New York City Hosp Rev
  (Health Sys)
  FSA Ser 02A
  5.125%, 2/15/23                                  1,500         1,571,385
New York City IDA
  (Brooklyn Navy Yard) AMT
  Ser 97
  5.75%, 10/01/36                                  3,000         3,067,710
New York City IDA
  (Staten Island Hosp)
  Ser 01B
  6.375%, 7/01/31                                  1,965         2,045,211
New York City IDA Spl Fac
  (Airis JFK Proj)
  Ser 01A
  5.50%, 7/01/28                                   9,000         9,297,720
New York City IDA Spl Fac Rev
  (Terminal One Group Assc Proj)
  Ser 05
  5.50%, 1/01/24(b)                                  800           859,184
New York City Muni Wtr
  Ser 03A
  5.00%, 6/15/27                                   1,000         1,043,260
New York City Spec Fac
  (Museum of Modern Art)
  AMBAC Ser 01D
  5.125%, 7/01/31                                 14,000        14,713,860
New York City TFA
  5.00%, 7/15/21                                   7,000         7,546,140
  Ser 02A
  5.50%, 11/01/26(b)                               5,000         5,352,400
  Ser 05A-2
  5.00%, 11/01/17                                  5,000         5,398,200


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 39


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York City TFA Future Tax Secured
  MBIA Ser 03D
  5.25%, 2/01/18                              $   10,000      $ 10,714,700
New York City TFA Prerefunded
  Ser 00B
  6.00%, 11/15/29                                  6,000         6,464,040
New York Convention Ctr Dev Corp Rev
  (Hotel Unit Fee Secured)
  AMBAC Ser 05
  5.00%, 11/15/30                                 10,000        10,598,100
New York Liberty Dev Corp Rev
  6.125%, 2/15/19                                    900           943,434
New York State Dorm Auth
  5.00%, 11/01/21                                  1,000         1,056,490
  Ser 02 (Prerefunded)
  5.00%, 7/01/32                                   4,000         4,251,760
New York State Dorm Auth
  (FHA Insd Maimonides)
  MBIA Ser 04
  5.75%, 8/01/29                                   3,515         3,959,507
New York State Dorm Auth Hlth Fac
  (Eger Rehab Ctr) FHA
  FHA INS Ser 00
  6.10%, 8/01/37                                   3,455         3,740,072
New York State Dorm Auth Hlth Fac
  (Nursing Home)
  FHA Ser 02-34
  5.20%, 2/01/32                                   3,965         4,246,674
New York State Dorm Auth Hosp Rev
  (Mem Sloan-Kettering Ctr)
  MBIA Ser 03A
  5.00%, 7/01/22                                   5,000         5,242,550
New York State Dorm Auth Hosp Rev
  (Mount Sinai) NYU Health System
  Ser 00
  6.50%, 7/01/25                                   4,000         4,315,600
New York State Dorm Auth Lease Rev
  (Master Boces Program Wayne Finger)
  FSA Ser 04
  5.00%, 8/15/23                                   3,175         3,349,085
New York State Dorm Auth MFHR
  (Joachim & Anne Residence)
  Ser 02
  5.25%, 7/01/27                                   1,000         1,037,400
New York State Dorm Auth Personal
  Income Tax
  5.00%, 3/15/21                                   2,000         2,151,640
New York State Dorm Auth Rev
  (Cabrini of Westchester)
  GNMA
  5.10%, 2/15/26                                   1,900         2,044,286


40 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York State Dorm Auth Rev
  (Leake & Watts Svcs Inc)
  MBIA Ser 04
  5.00%, 7/01/22-7/01/23                       $   3,275       $ 3,451,248
New York State Dorm Auth Rev
  (Montefiore Hosp)
  FGIC FHA Ser 04
  5.00%, 8/01/23                                   5,000         5,275,350
New York State Dorm Auth Rev
  (New York University)
  FGIC Ser 04A
  5.00%, 7/01/24                                   2,240         2,363,894
New York State Dorm Auth Rev
  (NYU Hosp Ctr)
  Ser 07A
  5.00%, 7/01/22                                   1,200         1,238,004
New York State Dorm Auth Rev
  (Rochester University)
  Ser 04A (Prerefunded)
  5.25%, 7/01/21-7/01/24                           1,825         1,971,144
New York State Dorm Auth Rev
  (Westchester Cnty Court Facs Lease)
  Ser 06A
  5.00%, 8/01/17                                   9,510        10,276,506
New York State Energy Res & Dev Auth
  Elec Rev
  (Long Island Ltg Co) AMT
  Ser 95A
  5.30%, 8/01/25                                   7,500         7,740,300
New York State Mtg Agy SFMR
  (Mtg Rev) AMT
  Ser 01-31A
  5.30%, 10/01/31                                  8,500         8,679,945
  Ser 82
  5.65%, 4/01/30                                   3,165         3,253,683
New York State SFMR
  (Mtg Rev) AMT
  Ser 01-29
  5.45%, 4/01/31                                   9,000         9,248,040
New York State Twy Auth
  AMBAC Ser 05B
  5.00%, 4/01/21                                   7,500         8,019,900
  FGIC Ser 05B
  5.00%, 4/01/17                                  12,750        13,794,608
New York State Twy Auth Personal
  Income Tax Rev
  (Transport)
  AMBAC Ser 04A
  5.00%, 3/15/24                                   5,000         5,283,400


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 41


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York State UDC
  (Empire State)
  Ser 02A (Prerefunded)
  5.25%, 3/15/32                               $   3,945       $ 4,227,580
New York State UDC
  (State Pers Income Tax)
  AMBAC Ser 05A-1
  5.00%, 12/15/25                                  2,450         2,606,776
Niagara Frontier Trans Arpt Rev
  (Buffalo Niagara) AMT
  MBIA
  5.625%, 4/01/29                                  2,500         2,594,300
Onondaga Cnty IDA Airport Fac
  (Cargo ACQ) AMT
  Ser 02
  6.125%, 1/01/32                                  1,000         1,058,040
Onondaga Cnty IDA Swr Rev
  (Anheuser Busch) AMT
  Ser 99
  6.25%, 12/01/34                                  2,000         2,120,180
Onondaga Cnty PCR
  (Bristol-Meyers Squibb) AMT
  5.75%, 3/01/24                                   4,000         4,616,240
Port Auth NY & NJ
  (JFK Int'l Airport Proj) AMT
  MBIA Ser 97-6
  5.75%, 12/01/22                                  6,820         7,022,963
Sachem Cent Sd Holbrook
  5.00%, 10/15/21-10/15/22                         5,415         5,820,630
Spencerport Uni Sch Dist
  MBIA Ser 02
  5.00%, 6/15/21                                   2,500         2,630,750
Tobacco Settlement Financing Authority
  Ser 03A-1
  5.50%, 6/01/14                                   5,000         5,172,150
Western Nassau Cnty Wtr Auth Wtr Sys
  Rev
  AMBAC Ser 05
  5.00%, 5/01/24                                   1,945         2,063,295
Yonkers IDA Hlth Fac
  (Malotz Pavillion Proj)
  MBIA Ser 99
  5.65%, 2/01/39                                     700           726,362
                                                              -------------
                                                               415,622,087
Arizona-0.2%
Goodyear IDA Water & Sewer Rev
  (Litchfield Pk Svc Proj) AMT
  Ser 01
  6.75%, 10/01/31                                  1,000         1,088,490
                                                              -------------


42 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
California-0.2%
California State GO
  Ser 03
  5.25%, 11/01/25                               $    650         $ 691,860
  Ser 04
  5.20%, 4/01/26                                     350           371,441
                                                              -------------
                                                                 1,063,301
Florida-2.9%
Crossings at Fleming Island CDD
  (Eagle Harbor)
  Ser 00C
  7.10%, 5/01/30                                   5,500         5,838,195
Fiddlers Creek CDD
  Ser 96 (Prerefunded)
  7.50%, 5/01/18                                   2,630         2,653,065
  Ser 99B
  5.80%, 5/01/21                                     840           863,755
Hammock Bay CDD
  (Special Assessment)
  Ser 04A
  6.15%, 5/01/24                                     800           857,384
Manatee Cnty CDD
  (Heritage Harbor South)
  Ser 02B
  5.40%, 11/01/08                                     10            10,024
Marshall Creek CDD
  Ser 02A
  6.625%, 5/01/32                                    950         1,038,445
Midtown Miami CDD
  Ser 04A
  6.00%, 5/01/24                                   2,500         2,701,050
                                                              -------------
                                                                13,961,918
Georgia-0.1%
Atlanta Tax Allocation
  (Eastside Proj)
  Ser 05B
  5.60%, 1/01/30                                     500           521,615
                                                              -------------
Guam-0.1%
Guam Govt
  (Water & Waste Sys Rev)
  Ser 05
  6.00%, 7/01/25                                     500           546,785
                                                              -------------
Illinois-1.0%
Antioch Village Spcl Svc Area
  (Clublands Proj)
  Ser 03
  6.625%, 3/01/33                                    993         1,051,627


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 43


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj)
  Ser 05A
  5.95%, 3/01/28                               $   1,350       $ 1,418,337
Yorkville Cmnty Fac Dist
  (Raintree Village)
  Ser 03
  6.875%, 3/01/33                                  1,933         2,073,104
                                                              -------------
                                                                 4,543,068
Nevada-0.5%
Clark Cnty Impt Dist No. 142
  Ser 03
  6.10%, 8/01/18                                   1,495         1,543,528
Henderson Local Impt Dist
  Ser 03
  5.80%, 3/01/23                                     860           888,302
                                                              -------------
                                                                 2,431,830
Ohio-0.3%
Port Auth of Columbiana Cnty Swr
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                  1,200         1,222,848
                                                              -------------
Puerto Rico-6.1%
Puerto Rico Comwlth GO
  (Pub Impt)
  5.25%, 7/01/23                                   1,600         1,717,760
  Ser 01A
  5.50%, 7/01/19                                     915         1,025,459
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                    500           533,370
Puerto Rico Elec Pwr Auth Rev
  5.00%, 7/01/22                                   2,085         2,214,603
  XLCA Ser 02-1
  5.25%, 7/01/22(c)(d)                            10,000        10,838,800
Puerto Rico HFA
  (Cap Fd Prog)
  5.00%, 12/01/20                                  5,215         5,486,128
Puerto Rico HFC SFMR
  (Mtg Rev)
  GNMA/ FNMA/ FHLMC Ser 01A
  5.20%, 12/01/33                                  1,720         1,757,651
Puerto Rico Municipal Fin Agy
  Ser 05A
  5.25%, 8/01/23                                     935         1,001,413
Univ of Puerto Rico
  Ser 06Q
  5.00%, 6/01/20                                   4,225         4,461,473


44 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Univ of Puerto Rico Rev
  5.00%, 6/01/22                                $    255         $ 268,487
                                                              -------------
                                                                29,305,144
Virginia-0.7%
Bell Creek CDD
  Ser 03A
  6.75%, 3/01/22                                     284           286,295
Broad Street CDA
  (Parking Fac)
  Ser 03
  7.50%, 6/01/33                                   2,680         3,031,589
                                                              -------------
                                                                 3,317,884
                                                              -------------
Total Long-Term Municipal Bonds
  (cost $453,284,630)                                          473,624,970
                                                              -------------
Short-Term Municipal Notes-0.9%
New York-0.9%
MTA New York Svc Contract
  SubSer G-2
  4.10%, 11/01/26(d)(e)                            1,440         1,440,000
New York City Muni Wtr Fin Auth
  Ser 05 AA-1
  4.07%, 6/15/32(d)(e)                             3,000         3,000,000
                                                              -------------
Total Short-Term Municipal Notes
  (cost $4,440,000)                                              4,440,000
                                                              -------------
Total Investments-99.3%
  (cost $457,724,630)                                          478,064,970
Other assets less liabilities-0.7%                               3,327,926
                                                              -------------
Net Assets-100.0%                                             $481,392,896
                                                              -------------


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                 Rate Type
                                       -----------------------------
                Notional                  Payments        Payments      Unrealized
    Swap         Amount    Termination     made by      received by    Appreciation/
Counterparty      (000)       Date      the Portfolio   the Portfolio  (Depreciation)
-------------------------------------------------------------------------------------
Citigroup        $4,800      6/22/07          BMA           2.962%        $(10,398)
Citigroup         2,200      1/25/26          BMA           4.108%          54,927
Citigroup         6,000     11/10/26        3.884%            BMA           14,064
JPMorgan Chase    2,400     10/01/07          BMA           3.635%          (1,620)
JPMorgan Chase   16,700     11/10/11          BMA           3.482%          38,827
JPMorgan Chase    4,500      6/15/15        3.777%            BMA          (59,333)
Merrill Lynch     2,300      7/12/08          BMA           3.815%           8,112
Merrill Lynch       645      2/12/12          BMA           3.548%           3,018
Merrill Lynch     3,100     10/01/16          BMA           4.147%         118,886


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 45


(a)  When-Issued security.

(b)  Variable rate coupon, rate shown as of April 30, 2007.

(c) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(d) Position, or a portion thereof, has been segregated to collateralize when issued securities.

(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


Glossary:

ACA    - American Capital Access Financial Guaranty Corporation
AMBAC  - American Bond Assurance Corporation
AMT    - Alternative Minimum Tax (subject to)
BMA    - Bond Market Association
CCRC   - Congregate Care Retirement Center
CDA    - Community Development Administration
CDD    - Community Development District
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Company
FHA    - Federal Housing Administration
FHLMC  - Federal Home Loan Mortgage Corporation
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDC    - Housing Development Corporation
HFA    - Housing Finance Authority
HFC    - Housing Finance Corporation
IDA    - Industrial Development Authority/Agency
IDR    - Industrial Development Revenue
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
MTA    - Metropolitan Transportation Authority
PCR    - Pollution Control Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single Family Mortgage Revenue
SONYMA - State of New York Mortgage Agency
TFA    - Transitional Finance Authority
UDC    - Urban Development Corporation
XLCA   - XL Capital Assurance Inc.

See notes to financial statements.


46 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.5%
Long-Term Municipal Bonds-98.8%
California-95.0%
Acalanes Union High Sch Dist
  (Ref-2013 Crossover)
  FSA Ser 05B
  5.25%, 8/01/24(a)                            $   3,000       $ 3,285,240
Banning Util Auth Wtr & Enterprise Rev
  (Ref & Impt Proj)
  FGIC Ser 05
  5.25%, 11/01/30                                  7,265         7,946,530
Bay Area Infrastructure
  FGIC
  5.00%, 8/01/17                                  25,000        26,866,500
Bay Area Infrastructure Fin Auth
  FGIC
  5.00%, 8/01/17                                   2,000         2,116,940
Beaumont Calif Fing Auth
  AMBAC
  5.00%, 9/01/26(b)                                2,900         3,077,683
Calfornia GO
  MBIA Ser 02 (Prerefunded)
  5.00%, 2/01/32                                   3,500         3,711,785
California Dept of Wtr Res
  Ser 02A (Prerefunded)
  5.375%, 5/01/21                                  3,000         3,263,670
California Ed Facs Auth
  (University of Pacific)
  5.00%, 11/01/21                                    990         1,039,599
California Ed Facs Auth Rev
  (Col of Arts & Crafts)
  Ser 01
  5.875%, 6/01/30                                  2,200         2,311,452
California Ed Facs Auth Rev
  (University of Pacific)
  Ser 04
  5.00%, 11/01/20                                  1,000         1,047,700
  5.25%, 11/01/34                                  1,000         1,064,930


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 47


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
California GO
  (Prerefunded)
  5.00%, 8/01/22-2/01/33                      $   35,125      $ 37,148,396
  (Prerefunded)
  5.125%, 2/01/28-6/01/31                          5,230         5,599,515
  5.25%, 2/01/30                                  14,000        14,711,480
  MBIA-IBC Ser 03
  5.25%, 2/01/16                                   2,050         2,211,868
  Ser 02
  5.25%, 4/01/30                                   1,175         1,242,010
  Ser 03
  5.25%, 2/01/24                                   3,500         3,719,555
  Ser 04
  5.30%, 4/01/29                                   6,400         6,857,920
California Health Fac Auth
  (Lucile Salter Packard Hosp)
  AMBAC Ser 03C
  5.00%, 8/15/21                                   3,365         3,532,947
California HFA SFMR
  (Mtg Rev) AMT
  Ser 99A-2
  5.25%, 8/01/26                                   1,705         1,720,788
California HFA SFMR
  (Mtg Rev) FHA AMT
  Ser 95A-2
  6.45%, 8/01/25                                     185           186,136
California Hlth Fac Auth
  (Cottage Hlth Sys)
  MBIA Ser 03B
  5.00%, 11/01/23                                  2,500         2,618,425
California Infrastructure & Econ Dev Bank
  (Kaiser Hosp)
  Ser 01A
  5.55%, 8/01/31                                  18,000        19,113,120
California Poll Ctl Fin Auth
  (Pacific Gas & Elec) AMT
  MBIA Ser 96A
  5.35%, 12/01/16                                 15,500        16,509,825
California Poll Ctl Fin Auth
  (So Calif Edison) AMT
  MBIA Ser 99C
  5.55%, 9/01/31                                   7,950         8,295,109
California Poll Ctl Fin Auth
  (Tracy Material Recovery) AMT
  ACA Ser 99A
  5.70%, 8/01/14                                   3,670         3,724,573
California Pub Wks Bd Lease Rev
  (Coalinga)
  Ser 04A
  5.50%, 6/01/22-6/01/23                           6,790         7,366,673


48 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Pub Wks Bd Lease Rev
  (Dept of Hlth Svcs-Richmond Lab)
  XLCA Ser 05B
  5.00%, 11/01/30                              $   1,270       $ 1,332,700
California Pub Wks Bd Lease Rev
  (Univ of Calif Proj)
  Ser 05C
  5.00%, 4/01/23                                   3,130         3,303,433
California Pub Wks Bd Lease Rev
  (Various Univ Calif Projs)
  Ser 04F
  5.00%, 11/01/26                                  8,065         8,465,589
California Rural MFA SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA Ser 00B
  6.25%, 12/01/31                                    110           110,515
  GNMA/ FNMA Ser 00D
  6.00%, 12/01/31                                    395           398,796
  GNMA/ FNMA Ser 99A
  5.40%, 12/01/30                                    335           341,754
  MBIA Ser 99A
  5.40%, 12/01/30                                    830           848,077
California State Dept of Wtr Res Pwr Sup
  Rev
  (Prerefunded)
  FGIC Ser 02A
  5.125%, 5/01/18                                 10,000        10,765,600
California State Univ
  FGIC Ser 03A
  5.00%, 11/01/22                                  6,000         6,326,820
  FSA
  5.00%, 11/01/22                                  5,525         5,943,463
California Statewide CDA
  (Daughters of Charity Health)
  Ser 05A
  5.25%, 7/01/24                                   3,225         3,408,793
California Statewide CDA
  (San Diego Space & Science)
  Ser 96
  7.50%, 12/01/16                                  2,410         2,598,848
California Statewide CDA Ed Fac
  (Drew College Prep)
  Ser 00
  7.25%, 10/01/30                                  8,000         8,499,520
California Statewide CDA Ed Fac
  (Saint Mark's Sch)
  Ser 01
  6.75%, 6/01/28                                   2,510         2,630,605


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 49


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Statewide CDA Ed Fac
  (Wildwood Elem Sch)
  Ser 01
  7.00%, 11/01/29                              $   3,915       $ 4,181,925
California Statewide CDA Ed Fac
  (Windward Sch)
  Ser 99
  6.90%, 9/01/23                                   1,960         1,990,008
California Statewide CDA MFHR
  (Highland Creek Apts) AMT
  FNMA Ser 01K
  5.40%, 4/01/34                                   5,745         5,958,714
California Statewide CDA MFHR
  (Santa Paula Vlg Apt) AMT
  FNMA Ser 98D
  5.43%, 5/01/28                                   2,090         2,113,868
California Veterans Hsg
  AMBAC Ser 02A
  5.35%, 12/01/27                                 22,320        23,683,752
Castaic Lake Wtr Agy
  AMBAC Ser 04A
  5.00%, 8/01/16-8/01/18                           4,325         4,627,988
  MBIA Ser 01A
  5.20%, 8/01/30                                   1,625         1,697,443
Chino Hills CFD
  (Fairfield Ranch 10)
  Ser 00
  6.95%, 9/01/30                                   5,200         5,554,276
Commerce Joint Pwrs Fin Auth Lease Rev
  (Cmnty Ctr Proj)
  XLCA Ser 04
  5.00%, 10/01/34                                  2,015         2,099,731
Corona CFD
  (Eagle Glen 97-2) ETM
  Ser 98
  5.875%, 9/01/23                                  2,910         2,997,707
Corona CFD
  (Eagle Glen)
  Ser 98
  5.875%, 9/01/23                                  3,260         3,358,256
East Palo Alto Pub Fin Auth
  (University Circle Gateway 101)
  RADIAN Ser 05A
  5.00%, 10/01/25                                  4,390         4,619,597
Eastern Wtr Dist Imprt Area A
  (Morningstar Ranch)
  Ser 02
  6.40%, 9/01/32                                   3,715         3,803,826


50 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
El Centro Fin Auth Hosp Rev
  (El Centro Med Ctr)
  Ser 01
  5.375%, 3/01/26                             $   18,000      $ 18,713,880
Elk Grove Assmt Dist
  (E. Franklin Cmnty)
  Ser 02 (Prerefunded)
  5.80%, 8/01/25                                   1,000         1,044,930
  (Prerefunded)
  6.00%, 8/01/33                                   5,000         5,227,050
Encinitas Rec Ranch Golf Auth
  (Encinitas Ranch Golf Course)
  Ser 04
  5.50%, 9/01/23-9/01/24                           1,110         1,122,902
  5.60%, 9/01/26                                   1,000         1,014,830
Fontana
  (Heritage West End)
  Ser 99A
  6.50%, 9/01/28                                   8,620         9,068,154
Fontana Pub Fin Auth
  (No Fontana Redev Proj)
  AMBAC Ser 03A
  5.50%, 9/01/32                                   1,000         1,074,450
Foothill/Eastern Corridor Agy
  Ser 95
  Zero Coupon, 1/01/24                            10,255         4,969,470
  Zero Coupon, 1/01/25                            15,000         6,935,700
Fremont Uni Sch Dist
  (Election 2002)
  FSA Ser 05B
  5.00%, 8/01/26                                   1,745         1,852,562
Fresno Joint Pwrs Lease Rev
  XLCA Ser 04A
  5.25%, 10/01/21-10/01/24                         3,425         3,673,728
  5.375%, 10/01/17                                 1,315         1,442,292
Fullerton Agy Redev
  RADIAN
  5.00%, 4/01/21                                   2,225         2,351,380
Gilroy Uni Sch Dist
  FGIC
  5.00%, 8/01/27                                   1,500         1,576,155
Huntington Park Pub Fin Auth
  FSA Ser 04A
  5.25%, 9/01/17                                   1,000         1,113,240
Kaweah Delta Health Care Dist
  MBIA Ser 04
  5.25%, 8/01/25-8/01/26                           3,780         4,060,502
La Verne CFD 88-1 Spl Tax
  Ser 98
  5.875%, 3/01/14                                  4,390         4,494,438


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 51


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lammersville Sch Dist CFD Spl Tax
  (Mountain House)
  Ser 02
  6.375%, 9/01/32                             $    4,250       $ 4,560,633
Lancaster Redev Agy Tax Alloc Rev
  (Fire Protn Fac Proj)
  XLCA Ser 04
  5.00%, 12/01/23                                  1,120         1,176,862
Lancaster Redev Agy Tax Alloc Rev
  (Sheriffs Fac Proj)
  XLCA Ser 04
  5.00%, 12/01/23                                  1,875         1,970,194
Loma Linda Hosp Rev
  (Loma Linda Univ Med Ctr)
  Ser 05A
  5.00%, 12/01/23                                  2,000         2,069,000
Los Angeles Cmnty Redev Agy
  Ser 04L
  5.00%, 3/01/17                                   2,565         2,622,020
  5.10%, 3/01/19                                   1,350         1,373,031
Los Angeles Cmnty Redev MFHR
  (Grand Ctrl Proj) AMT
  Ser 93A
  5.85%, 12/01/26                                  4,030         4,034,796
Los Angeles Cnty MTA
  FGIC Ser 00A (Prerefunded)
  5.25%, 7/01/30                                   2,750         2,913,103
Los Angeles Cnty Pub Works Fin Auth
  AMBAC Ser 97V-B (Prerefunded)
  5.125%, 12/01/29                                 3,400         3,464,566
Los Angeles Dept of Wtr & Rev Pwr Sys
  MBIA Ser 01A
  5.00%, 7/01/24                                   1,500         1,536,615
Los Angeles MFHR
  (Park Plaza West) AMT
  GNMA
  5.50%, 1/20/43                                   5,000         5,258,350
Manteca Uni Sch Dist
  FSA Ser 04 (Prerefunded)
  5.25%, 8/01/22                                   1,390         1,530,376
Marin Wtr Dist Rev
  AMBAC Ser 04
  5.25%, 7/01/20                                   3,040         3,296,090
Murrieta Valley Uni Sch Dist
  (Election 2002)
  FSA Ser 05B
  5.125%, 9/01/29                                  1,275         1,367,272
Norco Redev Agy Tax Alloc
  (Norco Redev Proj No 1)
  RADIAN Ser 04
  5.00%, 3/01/24                                   3,060         3,132,644


52 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Norco Redev Agy Tax Alloc
  (Ref Norco Redev Proj Area No 1)
  AMBAC Ser 05
  5.00%, 3/01/26                              $    1,360       $ 1,430,938
Oakland Uni Sch Dist
  MBIA Ser 05
  5.00%, 8/01/25                                   7,455         7,893,130
Ohlone Cmnty College Dist
  FSA Ser 05B
  5.00%, 8/01/24                                   1,850         1,966,698
Ontario Assmt Dist
  (Calif Commerce Ctr So)
  7.70%, 9/02/10                                   3,170         3,227,599
Ontario COP
  (Wtr Sys Impt Proj)
  MBIA Ser 04
  5.25%, 7/01/21                                   1,700         1,839,893
Orange Cnty CFD 99-1
  (Ladera Ranch)
  Ser 99A (Prerefunded)
  6.70%, 8/15/29                                   3,000         3,259,980
Orange Cnty Sr Lien
  (San Joaquin Hills Transp Corr)
  MBIA
  Zero Coupon, 1/15/36                            47,415        13,036,280
Palm Springs COP ETM
  Ser 91B
  Zero Coupon, 4/15/21                            37,500        20,686,500
Palmdale Wtr Dist Rev COP
  FGIC Ser 04
  5.00%, 10/01/24                                  1,775         1,871,507
Pittsburg Redev Agy
  (Los Medanos Proj)
  MBIA Ser 03A
  5.00%, 8/01/21                                   6,410         6,764,345
Placentia-Yorba Linda Uni Sch Dist
  FGIC Ser 06
  5.00%, 10/01/27                                  4,200         4,429,782
Port of Oakland AMT
  FGIC Ser 02L
  5.375%, 11/01/27                                 2,500         2,646,575
Rancho Cordova CFD No 2003-1
  (Sunridge Anatolia)
  Ser 03
  6.00%, 9/01/28                                   2,000         2,049,320
Rancho Etiwanda Pub Fac CFD 1
  (Rancho Etiwanda)
  Ser 01
  6.40%, 9/01/31                                   8,000         8,402,240


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 53


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rancho Etiwanda Pub Fac CFD 1
  (Rancho Etiwanda) ETM
  Ser 01
  6.40%, 9/01/31                              $    3,135       $ 3,253,158
Riverside CFD No 89-1
  (MTN Cove)
  Ser 00 (Prerefunded)
  6.50%, 9/01/25                                   3,390         3,669,031
Riverside Cmnty College Dist
  MBIA Ser 04A (Prerefunded)
  5.25%, 8/01/25-8/01/26                           1,980         2,179,960
Riverside Cnty Pub Fin Auth Tax Alloc
  (Redev Proj)
  XLCA Ser 04
  5.00%, 10/01/35                                  2,475         2,579,074
Rocklin Uni Sch Dist
  MBIA Ser 04
  5.00%, 9/01/25                                   1,000         1,049,660
Roseville CFD
  (No 1 Central Roseville Highland Park)
  Ser 99-A
  5.80%, 9/01/17                                   6,650         6,928,967
Roseville High Sch Dist
  Ser 01E
  5.25%, 8/01/26                                   2,435         2,577,082
Sacramento CFD 97-01B
  (N Natomas Drain)
  Ser 00B (Prerefunded)
  7.25%, 9/01/30                                   5,375         5,906,587
Sacramento City Uni Sch Dist
  FSA Ser 04D
  5.25%, 7/01/21-7/01/23                           8,525         9,137,121
Sacramento Cnty Hsg Auth MFHR
  (Cottage Estates) AMT
  FNMA Ser 00B
  6.00%, 2/01/33                                   5,300         5,575,335
Sacramento Cnty Hsg Auth MFHR
  (Verandas Apts) AMT
  FNMA Ser 00H
  5.70%, 3/01/34                                   2,875         2,996,670
Sacramento Muni Util Dist Elec Rev
  MBIA Ser 03S
  5.00%, 11/15/17                                  5,000         5,341,200
  MBIA Ser 04R-289-2
  5.00%, 8/15/17                                  10,000        10,658,800
San Bernardino Cnty CFD 2002-1
  (Kaiser Commerce Cntr)
  Ser 02-1
  5.90%, 9/01/33                                   4,750         5,056,945


54 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
San Bernardino SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA Ser 01-A1
  6.35%, 7/01/34(c)                             $    585         $ 590,522
San Diego Cnty COP
  Ser 04A
  5.50%, 9/01/44                                   5,000         5,321,650
San Diego HFA MFHR
  (Rental Rev) AMT
  GNMA/ FNMA Ser 98C
  5.25%, 1/20/40                                   6,105         6,213,608
San Diego Hsg Auth MFHR
  (Vista La Rosa Apt) AMT
  GNMA Ser 00A
  6.00%, 7/20/41                                  10,230        10,795,719
San Diego Uni Sch Dist
  (Election of 1998)
  MBIA Ser 04E-1
  5.00%, 7/01/23-7/01/24                           2,240         2,392,744
San Francisco City & Cnty Int'l Arpt AMT
  FSA Ser 00A
  6.125%, 1/01/27                                  1,480         1,527,774
San Francisco Univ Fndn Inc.
  ACA Ser 99
  5.25%, 7/01/32                                  16,650        17,383,765
San Joaquin Hills Tran Corridor Agy ETM
  Ser 93
  Zero Coupon, 1/01/19                            10,000         6,160,400
  Zero Coupon, 1/01/20                            20,000        11,747,400
  Zero Coupon, 1/01/21                            20,000        11,144,600
  Zero Coupon, 1/01/23                            25,000        12,691,500
San Jose Calif Redev Agy Tax Alloc Rev
  AMBAC
  5.00%, 8/01/22                                   8,000         8,583,040
San Jose Redev Agy Tax Alloc Rev
  MBIA Ser 04A
  5.25%, 8/01/19                                   5,000         5,435,250
San Marcos Pub Facs Auth Tax Alloc Rev
  (Proj Areas No 1 & 3)
  AMBAC Ser 05A
  5.00%, 8/01/25                                   5,715         6,092,076
San Mateo Cnty Cmnty College Dist COP
  MBIA Ser 04 (Prerefunded)
  5.25%, 10/01/20                                  2,870         3,165,725
San Mateo Uni Sch Dist
  FSA Ser 04
  5.00%, 9/01/24                                   2,000         2,114,120
Santa Margarita Wtr Fac Dist
  (Talega)
  Ser 99
  6.25%, 9/01/29                                  11,550        12,251,431


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 55


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Semitropic Impt Dist Wtr Storage
  XLCA Ser 04A
  5.50%, 12/01/23                             $    1,640       $ 1,802,770
South Gate Pub Fin Auth
  (South Gate Redev Proj No 1)
  XLCA Ser 02
  5.125%, 9/01/24                                  1,800         1,905,138
Tejon Ranch Pub Fac Fin Auth 2000-1 CFD
  Ser 03
  6.125%, 9/01/27                                  1,000         1,023,990
  6.20%, 9/01/33                                   2,375         2,428,651
Tejon Ranch Pub Fac Fin Auth CFD 1
  (Tejon Industrial Complex)
  Ser 00A
  7.20%, 9/01/30                                   9,900        10,212,345
Torrance COP
  (Ref & Pub Impt Proj)
  AMBAC Ser 05B
  5.00%, 6/01/24                                   2,900         3,051,554
Univ of Calif
  FGIC Ser 01M (Prerefunded)
  5.125%, 9/01/30                                 12,270        12,813,316
  FSA Ser 05B
  5.00%, 5/15/24                                   3,600         3,798,432
West Contra Costa Healthcare Dist COP
  AMBAC Ser 04
  5.375%, 7/01/21-7/01/24                          4,720         5,033,518
West Kern Cnty Wtr Rev
  Ser 01 (Prerefunded)
  5.625%, 6/01/31                                  3,000         3,200,460
Westminster Redev Agy MFHR
  (Rose Garden Apt) AMT
  Ser 93A
  6.75%, 8/01/24                                   4,300         4,321,844
Yorba Linda Rec Rev
  (Black Gold Golf Course Proj Rev)
  Ser 00 (Prerefunded)
  7.50%, 10/01/30                                  5,680         5,991,264
                                                              -------------
                                                               747,602,171
Ohio-0.3%
Port Auth of Columbiana Cnty Swr
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                  2,000         2,038,080
                                                              -------------


56 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Puerto Rico-3.3%
Puerto Rico Comwlth GO
  (Pub Impt)
  5.25%, 7/01/23                               $   3,000       $ 3,220,800
  Ser 01A
  5.50%, 7/01/19                                   1,880         2,106,954
  Ser 03A
  5.25%, 7/01/23                                     800           846,472
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                    500           533,370
Puerto Rico Convention Ctr
  AMBAC
  5.00%, 7/01/17                                  10,730        11,683,146
Univ of Puerto Rico
  Ser 06Q
  5.00%, 6/01/19                                   2,490         2,635,117
Univ of Puerto Rico Rev
  5.00%, 6/01/18                                   4,930         5,232,603
                                                              -------------
                                                                26,258,462
Texas-0.2%
Richardson Hosp Auth Rev
  (Richardson Regional Med Ctr)
  Ser 04
  6.00%, 12/01/19                                  1,715         1,869,161
                                                              -------------
Total Long-Term Municipal Bonds
  (cost $719,075,183)                                          777,767,874
                                                              -------------
Short-Term Municipal Notes-0.7%
California-0.7%
California Infrastructure & Econ Dev Bank
  Rev
  (Rand Corp)
  AMBAC Ser B
  4.05%, 4/01/42(d)(e)                             1,000         1,000,000
California Pollution Control Financing
  Authority
  3.96%, 11/01/26(d)(e)                            3,500         3,500,000
California State
  (Daily Kindergarten Univ)
  Ser 04A-1
  4.00%, 5/01/34(d)(e)                             1,000         1,000,000
Illinois-0.0%
Illinois Dev Fin Auth PCR
  (Illinois Pwr Proj)
  AMBAC Ser 01
  3.75%, 11/01/28(c)(d)                              100           100,000


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 57


                                                              U.S. $ Value
-------------------------------------------------------------------------------
Total Short-Term Municipal Notes
  (cost $5,600,000)                                           $  5,600,000
                                                              -------------
Total Investments-99.5%
  (cost $724,675,183)                                          783,367,874
Other assets less liabilities-0.5%                               3,823,004
                                                              -------------
Net Assets-100.0%                                             $787,190,878
                                                              -------------


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                       -----------------------------
                Notional                  Payments       Payments        Unrealized
    Swap         Amount    Termination     made by      received by     Appreciation/
Counterparty      (000)       Date      the Portfolio   the Portfolio   (Depreciation)
-------------------------------------------------------------------------------------
Citigroup       $ 8,700      6/22/07          BMA           2.962%        $(18,847)
Citigroup         5,600      1/25/26          BMA           4.108%         139,813
Citigroup        10,000     11/10/26        3.884%            BMA           23,440
JPMorgan Chase    4,100     10/01/07          BMA           3.635%          (2,767)
JPMorgan Chase   27,900     11/10/11          BMA           3.482%          64,866
Merrill Lynch     3,900      7/12/08          BMA           3.815%          13,756
Merrill Lynch     1,075      2/12/12          BMA           3.548%           5,030
Merrill Lynch     2,800     10/01/16          BMA           4.147%         107,381
Merrill Lynch    13,800      7/30/26        4.090%            BMA         (314,115)
Merrill Lynch    10,200      8/09/26        4.063%            BMA         (204,870)
Merrill Lynch    13,400     11/15/26        4.378%            BMA         (786,945)


(a) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)  When-Issued security.

(c)  Variable rate coupon, rate shown as of April 30, 2007.

(d) Position, or a portion thereof, has been segregated to collateralize when issued securities.

(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


58 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Glossary:

ACA     - American Capital Access Financial Guaranty Corporation
AMBAC   - American Bond Assurance Corporation
AMT     - Alternative Minimum Tax (subject to)
BMA     - Bond Market Association
CDA     - Community Development Administration
CFD     - Community Facilities District
COP     - Certificate of Participation
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Company
FHA     - Federal Housing Administration
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HFA     - Housing Finance Authority
IBC     - International Bancshares Corporation
MBIA    - Municipal Bond Investors Assurance
MFA     - Mortgage Finanace Authority
MFHR    - Multi-Family Housing Revenue
MTA     - Metropolitan Transportation Authority
PCR     - Pollution Control Revenue
RADIAN  - Radian Group, Inc.
SFMR    - Single Family Mortgage Revenue
XLCA    - XL Capital Assurance Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 59


INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.5%
Long-Term Municipal Bonds-97.7%
California-97.7%
Acalanes Union High Sch Dist
  (Ref-2013 Crossover)
  FSA Ser 05B
  5.25%, 8/01/24                              $    2,000       $ 2,190,160
Banning Util Auth Wtr & Enterprise Rev
  (Ref & Impt Proj)
  FGIC Ser 05
  5.25%, 11/01/30                                  1,140         1,246,944
Bay Area Infrastructure Fin Auth
  FGIC
  5.00%, 8/01/17                                   6,000         6,350,820
Beaumont Calif Fing Auth
  AMBAC
  5.00%, 9/01/26(a)                                  405           429,814
Butte-Glenn Cmnty College Dist
  (Election 2002)
  MBIA Ser 05B
  5.00%, 8/01/25                                   3,620         3,845,743
California HFA MFHR
  (Mtg Rev)
  AMBAC Ser 95A
  6.25%, 2/01/37                                   1,235         1,246,066
California Pub Wks Bd Lease Rev
  (Dept of Hlth Svcs-Richmond Lab)
  XLCA Ser 05B
  5.00%, 11/01/30                                  3,000         3,148,110
Capistrano Uni Sch Dist
  FGIC Ser 00A
  6.00%, 8/01/24                                   1,550         1,672,698
  FSA Ser 01B
  Zero Coupon, 8/01/25                             8,000         3,577,520
Central Coast Wtr Auth Ca Rev
  FSA
  5.00%, 10/01/20                                  5,000         5,388,750
Chino Redev Agy Spl Tax ETM
  AMBAC Ser 01B
  5.25%, 9/01/30                                   5,325         5,605,787
Coachella Valley Sch Dist Uni
  AMBAC
  5.00%, 9/01/23                                   2,500         2,650,925
East Palo Alto Pub Fin Auth
  (University Circle Gateway 101)
  RADIAN Ser 05A
  5.00%, 10/01/25                                    680           715,564


60 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Fontana Pub Fin Auth
  (No Fontana Redev Proj)
  AMBAC Ser 03A
  5.50%, 9/01/32                              $    4,200       $ 4,512,690
Franklin-McKinley Sch Dist
  FSA Ser 02B (Prerefunded)
  5.00%, 1/08/27                                     700           753,522
Fremont Uni Sch Dist
  (Election 2002)
  FSA Ser B
  5.00%, 8/01/27                                     920           976,046
Fullerton Agy Redev
  RADIAN
  5.00%, 4/01/21                                     500           528,400
Golden St Tobacco Securitization Corp.
  RADIAN Ser 03 (Prerefunded)
  5.50%, 6/01/43                                   1,400         1,532,804
Jurupa Uni Sch Dist
  (Election 2001)
  FGIC Ser 04
  5.00%, 8/01/22                                   1,340         1,415,590
Long Beach
  (Aquarium of the Pacific Proj)
  AMBAC Ser 01
  5.25%, 11/01/30                                  6,500         6,871,865
Los Angeles Comm College Dist GO
  FSA
  5.00%, 8/01/22                                   5,000         5,366,950
Los Angeles Dept of Wtr & Rev Pwr Sys
  MBIA Ser 01A
  5.00%, 7/01/24                                   5,900         6,044,019
Murrieta Valley Uni Sch Dist
  (Election 2002)
  FSA Ser 05B
  5.125%, 9/01/29                                    225           241,283
Norco Redev Agy Tax Alloc
  (Ref Norco Redev Proj Area No 1)
  AMBAC Ser 05
  5.00%, 3/01/26                                     540           568,166
Orange Cnty COP
  (Loma Ridge Data Ctr Proj)
  (Prerefunded @100)
  AMBAC
  6.00%, 6/01/21                                   1,000         1,138,720
Perris Union High Sch Dist
  FGIC Ser 05A
  5.00%, 9/01/24                                     800           848,000
Poway Redev Agy
  (Paguay Proj) ETM
  AMBAC Ser 01
  5.375%, 12/15/31                                 6,060         6,468,868


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND O 61


                                                 Principal
                                                    Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rancho Cordova COP
  (City Hall Fac Acq Proj)
  XLCA Ser 05 (Prerefunded)
  5.00%, 2/01/24                              $    2,645       $ 2,874,560
Redding Elec Sys Rev
  MBIA Ser 92A
  8.903%, 7/01/22(b)(c)                            1,850         2,470,527
Riverside Cnty Pub Fin Auth Tax Alloc Rev
  (Redev Proj)
  XLCA Ser 04
  5.00%, 10/01/23                                  1,955         2,052,379
Riverside Cnty Redev Agy
  (Jurupa Valley Pjct)
  AMBAC Ser 01
  5.125%, 10/01/35                                 5,000         5,291,950
Riverside Cnty Redev Agy
  (Jurupa Valley Pjct) ETM
  AMBAC Ser 01
  5.25%, 10/01/35(d)                               8,000         8,541,520
Rowland Ca Uni Sch Dist
  FSA
  5.00%, 8/01/22                                   4,000         4,283,960
San Diego Uni Sch Dist
  (Election of 1998)
  MBIA Ser 04E-1
  5.00%, 7/01/23                                   1,000         1,067,320
Southwestern Cmnty College Dist
  MBIA Ser 05
  5.00%, 8/01/24                                   1,000         1,073,760
Stockton Public Financing Authority
  RADIAN Ser 06A
  5.00%, 9/01/17-9/01/21                           5,060         5,386,196
Torrance COP
  (Ref & Pub Impt Proj)
  AMBAC Ser 05B
  5.00%, 6/01/24                                     465           489,301
Univ of Calif
  FSA Ser 05B
  5.00%, 5/15/24                                   1,400         1,477,167
                                                              -------------
Total Long-Term Municipal Bonds
  (cost $104,917,676)                                          110,344,464
                                                              -------------


62 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)     U.S. $ Value
-------------------------------------------------------------------------------
Short-Term Municipal Notes-1.8%
California-1.8%
California Econ Rec
  3.98%, 7/01/23(e)                             $    500         $ 500,000
California St
  (Daily Kindergarten Univ B2)
  Series B2
  3.90%, 5/01/34(e)(f)                             1,500         1,500,000
                                                              -------------
Total Short-Term Municipal Notes
  (cost $2,000,000)                                              2,000,000
                                                              -------------
Total Investments-99.5%
  (cost $106,917,676)                                          112,344,464
Other assets less liabilities-0.5%                                 523,216
                                                              -------------
Net Assets-100.0%                                             $112,867,680
                                                              -------------


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                       -----------------------------
                Notional                 Payments        Payments       Unrealized
    Swap         Amount   Termination     made by      received by     Appreciation/
Counterparty      (000)      Date      the Portfolio   the Portfolio   (Depreciation)
-------------------------------------------------------------------------------------
Citigroup        $1,400      6/22/07          BMA           2.962%       $  (3,033)
Citigroup           900      1/25/26          BMA           4.108%          22,470
Citigroup         1,500     11/10/26        3.884%            BMA            3,516
JPMorgan Chase      600     10/01/07          BMA           3.635%            (405)
JPMorgan Chase    4,200     11/10/11          BMA           3.482%           9,765
Merrill Lynch       600      7/12/08          BMA           3.815%           2,116
Merrill Lynch       160      2/12/12          BMA           3.548%             749
Merrill Lynch     3,100     10/21/16          BMA           4.129%         113,714
Merrill Lynch       700      7/30/26        4.090%            BMA          (15,933)
Merrill Lynch     1,600     11/15/26        4.378%            BMA          (93,964)


(a)  When-Issued security.

(b)  Variable rate coupon, rate shown as of April 30, 2007.

(c) Inverse Floater Security-Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(d) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f) Position, or a portion thereof, has been segregated to collateralize when issued security.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 63


Glossary:

AMBAC  - American Bond Assurance Corporation
BMA    - Bond Market Association
COP    - Certificate of Participation
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Company
FSA    - Financial Security Assurance Inc.
GO     - General Obligation
HFA    - Housing Finance Authority
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
RADIAN - Radian Group, Inc.
XLCA   - XL Capital Assurance Inc.

See notes to financial statements.


64 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2007 (unaudited)


                                                                    Insured
                                               National            National
-------------------------------------------------------------------------------
Assets
Investments in securities, at value
  (cost $427,079,087 and $131,863,598,
  respectively)                           $ 447,493,334       $ 140,913,639
Cash                                                 -0-            273,900
Interest receivable                           7,989,157           1,905,696
Receivable for capital stock sold             1,232,391             286,585
Unrealized appreciation of interest rate
  swap contracts                                 72,152              55,908
Total assets                                456,787,034         143,435,728

Liabilities
Due to custodian                              1,206,848                  -0-
Payable for floating rate notes issued        3,785,376                  -0-
Payable for capital stock redeemed            1,476,049             456,090
Payable for investment securities
  purchased                                     382,480             124,048
Dividends payable                               416,695             121,182
Distribution fee payable                        165,346              46,642
Advisory fee payable                             79,147              47,086
Administrative fee payable                       27,550              28,268
Interest expense and fees payable                14,362                  -0-
Unrealized depreciation of interest rate
  swap contracts                                 11,666             207,729
Transfer Agent fee payable                       11,640               2,476
Accrued expenses and other liabilities           97,046              51,778
Total liabilities                             7,674,205           1,085,299
Net Assets                                $ 449,112,829       $ 142,350,429

Composition of Net Assets
Capital stock, at par                     $      44,154       $      13,946
Additional paid-in capital                  478,959,651         135,563,354
Undistributed/(distributions in excess)
  of net investment income                     (172,995)            243,876
Accumulated net realized loss on
  investment transactions                   (50,191,958)         (2,368,967)
Net unrealized appreciation of
  investments                                20,473,977           8,898,220
                                          $ 449,112,829       $ 142,350,429

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 65


                                               New York          California
-------------------------------------------------------------------------------
Assets
Investments in securities, at value
  (cost $457,724,630 and $724,675,183,
  respectively)                           $ 478,064,970       $ 783,367,874
Cash                                             60,061             140,171
Interest receivable                           7,289,731           9,200,343
Receivable for capital stock sold             2,858,976           2,526,080
Unrealized appreciation of interest
  rate swap contracts                           237,834             354,286
Total assets                                488,511,572         795,588,754

Liabilities
Payable for investment securities
  purchased                                   3,713,810           3,072,086
Payable for capital stock redeemed            2,545,134           2,645,594
Dividends payable                               407,627             650,701
Distribution fee payable                        203,788             299,375
Unrealized depreciation of interest
  rate swap contracts                            71,351           1,327,544
Advisory fee payable                             51,928             239,146
Administrative fee payable                       27,966              35,945
Transfer Agent fee payable                        3,302               1,070
Accrued expenses and other liabilities           93,770             126,415
Total liabilities                             7,118,676           8,397,876
Net Assets                                $ 481,392,896       $ 787,190,878
Composition of Net Assets
Capital stock, at par                     $      48,549       $      71,519
Additional paid-in capital                  473,660,216         751,319,986
Distributions in excess of net
  investment income                            (360,152)           (592,769)
Accumulated net realized loss on
investment transactions                     (12,462,540)        (21,327,291)
Net unrealized appreciation of
  investments                                20,506,823          57,719,433
                                          $ 481,392,896       $ 787,190,878

See notes to financial statements.


66 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND



                                                                   Insured
                                                                California
-------------------------------------------------------------------------------
Assets
Investments in securities, at value
  (cost $106,917,676)                                        $ 112,344,464
Interest receivable                                              1,250,115
Receivable for capital stock sold                                  424,510
Unrealized appreciation of interest
  rate swap contracts                                              152,330
Total assets                                                   114,171,419

Liabilities
Due to custodian                                                   119,555
Payable for investment securities purchased                        429,033
Payable for capital stock redeemed                                 382,811
Unrealized depreciation of interest
  rate swap contracts                                              113,335
Dividends payable                                                   83,194
Distribution fee payable                                            41,961
Advisory fee payable                                                41,906
Administrative fee payable                                          27,981
Transfer Agent fee payable                                           1,651
Accrued expenses and other liabilities                              62,312
Total liabilities                                                1,303,739
Net Assets                                                   $ 112,867,680
Composition of Net Assets
Capital stock, at par                                        $       8,219
Additional paid-in capital                                     106,674,891
Distributions in excess of net
  investment income                                                (82,930)
Accumulated net realized gain on
  investment transactions                                          801,717
Net unrealized appreciation of investments                       5,465,783
                                                             $ 112,867,680

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 67


Net Asset Value Per Share--45,350,000,000 shares of capital stock authorized, $.001 par value

                                                   Shares           Net Asset
National Portfolio                 Net Assets    Outstanding          Value
-------------------------------------------------------------------------------
Class A                          $354,984,365     34,892,937         $10.17*
Class B                          $ 32,815,296      3,229,168         $10.16
Class C                          $ 61,313,168      6,031,477         $10.17

Insured National Portfolio
-------------------------------------------------------------------------------
Class A                          $122,667,468     12,013,330         $10.21*
Class B                          $  8,985,723        882,276         $10.18
Class C                          $ 10,697,238      1,049,906         $10.19

New York Portfolio
-------------------------------------------------------------------------------
Class A                          $334,236,229     33,696,990          $9.92*
Class B                          $ 99,725,435     10,066,797          $9.91
Class C                          $ 47,431,232      4,785,292          $9.91

California Portfolio
-------------------------------------------------------------------------------
Class A                          $606,459,094     55,095,877         $11.01*
Class B                          $ 64,425,810      5,854,810         $11.00
Class C                          $116,305,974     10,568,537         $11.00

Insured California Portfolio
-------------------------------------------------------------------------------
Class A                          $ 88,930,218      6,474,859         $13.73*
Class B                          $  8,544,912        622,459         $13.73
Class C                          $ 15,392,550      1,121,438         $13.73

* The maximum offering price per share for Class A shares of National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio were $10.62, $10.66, $10.36, $11.50 and $14.34, respectively, which reflects a sales charge of 4.25%.

     See notes to financial statements.


68 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)


                                                                  Insured
                                              National            National
-------------------------------------------------------------------------------
Investment Income
Interest                                   $ 11,326,696         $ 3,624,453

Expenses
Advisory fee                                  1,001,017             324,542
Distribution fee--Class A                       521,933             184,586
Distribution fee--Class B                       175,483              51,456
Distribution fee--Class C                       309,223              54,463
Transfer agency--Class A                        133,652              40,476
Transfer agency--Class B                         15,930               3,995
Transfer agency--Class C                         25,417               3,954
Custodian                                        78,964              75,430
Administrative                                   47,000              43,000
Audit                                            22,701              22,858
Registration fees                                16,136              16,525
Legal                                            14,437              13,869
Printing                                         13,177               3,518
Directors' fees and expenses                      4,000               4,000
Miscellaneous                                     6,216               3,887
Total expenses before interest
  expense:                                    2,385,286             846,559
Interest expense and fees                        74,727                  -0-
Total expenses                                2,460,013             846,559
Less: advisory fee waived
  (see Note B)                                 (520,924)            (18,849)
Less: expense offset arrangement
  (see Note B)                                  (12,421)             (3,512)
Net expenses                                  1,926,668             824,198
Net investment income                         9,400,028           2,800,255

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                       322,590             199,888
  Swap contracts                                (34,969)            (23,006)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                (2,471,600)         (1,125,392)
  Swap contracts                                 77,594              51,876
Net loss on investment transactions          (2,106,385)           (896,634)
Net Increase in Net Assets from
  Operations                                $ 7,293,643         $ 1,903,621

See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 69


                                                      New York      California
                                                   -----------     -----------
Investment Income
Interest                                           $11,184,678     $19,394,903

Expenses
Advisory fee                                         1,074,988       1,768,982
Distribution fee--Class A                              483,094         891,319
Distribution fee--Class B                              541,732         369,298
Distribution fee--Class C                              236,816         590,710
Transfer agency--Class A                                94,723         118,597
Transfer agency--Class B                                38,553          18,250
Transfer agency--Class C                                14,850          25,580
Custodian                                               78,913         102,588
Administrative                                          47,000          41,000
Audit                                                   22,693          22,758
Printing                                                20,669          30,528
Legal                                                   15,664          18,632
Registration fees                                        8,736          10,199
Directors' fees and expenses                             4,000           4,000
Miscellaneous                                            8,718           3,962

Total expenses                                       2,691,149       4,016,403
Less: advisory fee waived (see Note B)                (749,567)       (311,169)
Less: expense offset arrangement
  (see Note B)                                         (11,058)         (6,304)

Net expenses                                         1,930,524       3,698,930

Net investment income                                9,254,154      15,695,973

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                               32,972       1,080,810
  Swap contracts                                       (25,237)       (142,500)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                       (2,568,901)     (6,072,606)
  Swap contracts                                        46,664         320,312

Net loss on investment transactions                 (2,514,502)     (4,813,984)

Net Increase in Net Assets from
  Operations                                        $6,739,652     $10,881,989


See notes to financial statements.

70 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                       Insured
                                                                    California
                                                                    ----------
Investment Income
Interest                                                            $2,609,168
Expenses
Advisory fee                                                           256,749
Distribution fee--Class A                                              132,850
Distribution fee--Class B                                               48,736
Distribution fee--Class C                                               78,984
Transfer agency--Class A                                                18,594
Transfer agency--Class B                                                 2,593
Transfer agency--Class C                                                 3,502
Custodian                                                               58,958
Administrative                                                          43,000
Audit                                                                   22,666
Legal                                                                   13,624
Registration fees                                                        6,210
Directors' fees and expenses                                             4,000
Printing                                                                 2,864
Miscellaneous                                                            1,386
Total expenses                                                         694,716
Less: expense offset arrangement (see Note B)                             (968)
Net expenses                                                           693,748
Net investment income                                                1,915,420
Realized and Unrealized Gain (Loss) on Investment
Transactions
Net realized gain (loss) on:
  Investment transactions                                              824,859
  Swap contracts                                                        (5,171)
Net change in unrealized appreciation/depreciation of:
  Investments                                                       (1,379,777)
  Swap contracts                                                        20,526
Net loss on investment transactions                                   (539,563)
Net Increase in Net Assets from Operations                          $1,375,857


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 71


STATEMENT OF CHANGES IN NET ASSETS

                                                              National
                                                   --------------------------
                                                   Six Months
                                                      Ended         Year Ended
                                                  April 30, 2007    October 31,
                                                   (unaudited)         2006
                                                   -----------     -----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                             $  9,400,028    $ 19,648,241
Net realized gain on investment
  transactions                                         287,621       2,052,623
Net change in unrealized
  appreciation/depreciation
  of investments                                    (2,394,006)      5,217,291

Net increase in net assets from
  operations                                         7,293,643      26,918,155
Dividends to Shareholders from
Net investment income
  Class A                                           (7,584,754)    (15,610,866)
  Class B                                             (643,052)     (1,673,575)
  Class C                                           (1,133,137)     (2,376,466)
Capital Stock Transactions
Net increase (decrease)                              1,450,532      (6,151,539)

Total increase (decrease)                             (616,768)      1,105,709
Net Assets
Beginning of period                                449,729,597     448,623,888

End of period (including distributions
  in excess of net investment income
  of ($172,995) and ($212,080),
  respectively)                                   $449,112,829    $449,729,597


See notes to financial statements.


72 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                        Insured National
                                                   --------------------------
                                                   Six Months
                                                      Ended         Year Ended
                                                  April 30, 2007    October 31,
                                                   (unaudited)         2006
                                                   -----------     -----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                             $  2,800,255     $ 5,829,628
Net realized gain on investment
  transactions                                         176,882         128,696
Net change in unrealized
  appreciation/depreciation
  of investments                                    (1,073,516)      1,233,195

Net increase in net assets from
operations                                           1,903,621       7,191,519
Dividends to Shareholders from
Net investment income
  Class A                                           (2,429,481)     (4,972,450)
  Class B                                             (167,856)       (454,397)
  Class C                                             (177,657)       (384,076)
Capital Stock Transactions
Net decrease                                        (4,499,463)     (6,723,688)

Total decrease                                      (5,370,836)     (5,343,092)
Net Assets
Beginning of period                                147,721,265     153,064,357

End of period (including undistributed
  net investment income of $243,876,
  and $218,615, respectively)                     $142,350,429    $147,721,265


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 73


                                                            New York
                                                   --------------------------
                                                   Six Months
                                                      Ended         Year Ended
                                                  April 30, 2007    October 31,
                                                   (unaudited)         2006
                                                   -----------     -----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                             $  9,254,154    $ 19,143,491
Net realized gain on investment
  transactions                                           7,735       4,638,439
Net change in unrealized
  appreciation/depreciation
  of investments                                    (2,522,237)      2,875,809

Net increase in net assets from
  operations                                         6,739,652      26,657,739
Dividends to Shareholders from
Net investment income
  Class A                                           (6,582,771)    (13,024,132)
  Class B                                           (1,838,430)     (4,435,326)
  Class C                                             (803,416)     (1,666,425)
Capital Stock Transactions
Net increase                                         1,148,211       1,490,548

Total increase (decrease)                           (1,336,754)      9,022,404
Net Assets
Beginning of period                                482,729,650     473,707,246

End of period (including distributions
  in excess of net investment income
  of ($360,152) and ($389,689),
  respectively)                                   $481,392,896    $482,729,650


See notes to financial statements.


74 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                           California
                                                   --------------------------
                                                   Six Months
                                                      Ended         Year Ended
                                                  April 30, 2007    October 31,
                                                   (unaudited)         2006
                                                   -----------     -----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                            $  15,695,973    $ 33,555,148
Net realized gain on investment
  transactions                                         938,310       2,003,841
Net change in unrealized
  appreciation/depreciation
  of investments                                    (5,752,294)     13,161,036

Net increase in net assets from
  operations                                        10,881,989      48,720,025
Dividends to Shareholders from
Net investment income
  Class A                                          (12,252,528)    (25,391,256)
  Class B                                           (1,264,775)     (3,656,739)
  Class C                                           (2,024,087)     (4,434,967)
Capital Stock transactions
Net decrease                                        (3,959,205)    (56,664,848)

Total decrease                                      (8,618,606)    (41,427,785)
Net Assets
Beginning of period                                795,809,484     837,237,269

End of period (including distributions
  in excess of net investment income
  of ($592,769) and ($747,352),
  respectively)                                   $787,190,878    $795,809,484


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 75


                                                       Insured California
                                                   --------------------------
                                                   Six Months
                                                      Ended         Year Ended
                                                  April 30, 2007    October 31,
                                                   (unaudited)         2006
                                                   -----------     -----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                             $  1,915,420    $  4,545,678
Net realized gain on investment
  transactions                                         819,688       1,171,962
Net change in unrealized
  appreciation/depreciation
  of investments                                    (1,359,251)        258,623

Net increase in net assets from
  operations                                         1,375,857       5,976,263
Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (1,549,761)     (3,579,352)
  Class B                                             (136,152)       (416,882)
  Class C                                             (221,272)       (543,686)
Net realized gain on investment
  transactions
  Class A                                             (995,859)     (1,583,808)
  Class B                                             (114,063)       (245,775)
  Class C                                             (179,622)       (296,689)
Capital Stock Transactions
Net decrease                                        (2,009,135)    (13,521,840)

Total decrease                                      (3,830,007)    (14,211,769)
Net Assets
Beginning of period                                116,697,687     130,909,456

End of period (including distributions
  in excess of net investment income
  of ($82,930) and ($91,165),
  respectively)                                   $112,867,680    $116,697,687


See notes to financial statements.


76 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, Insured National Portfolio, New York Portfolio and California Portfolio and the non-diversified Insured California Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market values of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 77


Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of


78 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio's average daily net assets. Prior to September 7, 2004, the National, New York and California Portfolios paid the Adviser an advisory fee at an annual rate of ..625% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provided for a fee at an annual rate of up to .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Agreement provided for a fee at an annual rate of up to .55% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of its average daily net assets. Such fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 79


Effective June 16, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolio                               Class A         Class B         Class C
-------------------------------------------------------------------------------
National                                   .68%           1.38%           1.38%
Insured National                          1.04%           1.74%           1.74%
New York                                   .58%           1.28%           1.28%
California                                 .77%           1.47%           1.47%


For the six months ended April 30, 2007, such reimbursement waivers amounted to $520,924, $18,849, $749,567 and $311,169 for National, Insured National, New
York and California Portfolios, respectively.

Pursuant to the advisory agreement, the National and New York Portfolios each paid $47,000, the Insured National and Insured California Portfolios paid $43,000 and the California Portfolio paid $41,000 to the Adviser representing the cost of certain legal and accounting services provided to each portfolio by the Adviser for the six months ended April 30, 2007.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $89,179; Insured National Portfolio, $25,501; New York Portfolio, $81,420; California Portfolio, $77,652 and Insured California Portfolio, $11,385 for the six months ended April 30, 2007.

For the six months ended April 30, 2007, the Fund's expenses were reduced by:
National Portfolio $12,421; Insured National Portfolio $3,512; New York Portfolio $11,058; California Portfolio $6,304 and Insured California Portfolio, $968 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales charges imposed upon



80 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


redemptions by shareholders of Class A, Class B and Class C shares for the six months ended April 30, 2007 as follows:

                     Front-End            Contingent Deferred Sales Charges
                 Sales Charges         ----------------------------------------
Portfolio              Class A         Class A         Class B         Class C
-------------------------------------------------------------------------------
National               $12,938          $3,933          $3,784          $3,465
Insured National         1,193              -0-          3,042             128
New York                16,100             507          25,105           4,025
California              23,869           6,127           4,513           9,715
Insured California         790             251           1,210              65


Accrued expenses for the National Portfolio includes $766 owed to a director under the trust's deferred compensation plan.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                                             Class B         Class C
---------                                           ----------      ----------
National                                            $3,904,013      $4,916,029
Insured National                                     3,606,201       1,967,363
New York                                             7,247,681       2,887,295
California                                           6,992,889       5,892,971
Insured California                                   3,071,319       1,861,305

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 81


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2007 were as follows:

Portfolio                                           Purchases          Sales
---------                                           ----------      ----------
National                                           $38,220,021     $15,358,804
Insured National                                     7,217,350      14,344,125
New York                                            27,929,973       4,100,984
California                                          73,214,812      59,688,400
Insured California                                  10,060,278      12,408,150

There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 2007.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

                                          Gross Unrealized             Net
                                   ------------------------------   Unrealized
Portfolio                         Appreciation  (Depreciation)    Appreciation
-------------------------------------------------------------------------------
National                           $20,931,915       $(517,668)    $20,414,247
Insured National                     9,051,306          (1,265)      9,050,041
New York                            20,467,844        (127,504)     20,340,340
California                          59,187,302        (494,611)     58,692,691
Insured California                   5,497,438         (70,650)      5,426,788

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


82 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE E
Capital Stock

The Fund has allocated 9,100,000,000 of authorized shares each to the National Portfolio and Insured National Portfolio and 9,050,000,000 of authorized shares each to the New York Portfolio, California Portfolio and Insured


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 83


California Portfolio. All shares are divided evenly into three classes. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2007  October 31,  April 30, 2007   October 31,
National Portfolio    (unaudited)      2006        (unaudited)       2006
-------------------------------------------------------------------------------
Class A
Shares sold            2,307,683     4,624,690    $ 23,534,968    $ 46,644,729
Shares issued in
  reinvestment of
  dividends              480,586     1,008,163       4,902,195      10,161,664
Shares converted
  from Class B           104,206       688,817       1,059,776       6,941,658
Shares redeemed       (2,233,131)   (5,627,894)    (22,780,145)    (56,668,567)
Net increase             659,344       693,776    $  6,716,794    $  7,079,484
Class B
Shares sold              247,995       501,985    $  2,527,223    $ 5,043,046
Shares issued in
  reinvestment of
  dividends               42,415       112,089         432,199       1,128,277
Shares converted
  to Class A            (104,309)     (689,549)     (1,059,776)     (6,941,658)
Shares redeemed         (620,368)   (1,220,094)     (6,319,737)    (12,266,711)
Net decrease            (434,267)   (1,295,569)   $ (4,420,091)   $(13,037,046)
Class C
Shares sold              329,470     1,008,743    $  3,358,871    $ 10,155,447
Shares issued in
  reinvestment of
  dividends               59,583       131,083         607,279       1,319,972
Shares redeemed         (472,426)   (1,159,156)     (4,812,321)    (11,669,396)
Net decrease             (83,373)      (19,330)   $   (846,171)   $   (193,977)


84 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
Insured National     April 30, 2007  October 31,  April 30, 2007   October 31,
Portfolio              (unaudited)      2006        (unaudited)       2006
-------------------------------------------------------------------------------
Class A
Shares sold              872,519       999,530    $  8,928,765    $ 10,164,361
Shares issued in
  reinvestment of
  dividends              148,519       305,448       1,521,663       3,108,799
Shares converted
  from Class B            22,040       141,164         225,024       1,437,535
Shares redeemed       (1,193,399)   (1,560,171)    (12,233,579)    (15,872,188)
Net decrease            (150,321)     (114,029)   $ (1,558,127)   $ (1,161,493)
Class B
Shares sold                7,551        82,522    $     77,380    $    838,332
Shares issued in
  reinvestment of
  dividends               11,414        29,866         116,674         303,263
Shares converted
  to Class A             (22,105)     (141,509)       (225,024)     (1,437,535)
Shares redeemed         (234,650)     (463,882)     (2,396,851)     (4,705,826)
Net decrease            (237,790)     (493,003)   $ (2,427,821)   $ (5,001,766)
Class C
Shares sold               27,922       144,344    $    285,507    $  1,463,557
Shares issued in
  reinvestment of
  dividends                6,588        14,461          67,361         146,876
Shares redeemed          (84,706)     (213,862)       (866,383)     (2,170,862)
Net decrease             (50,196)      (55,057)   $   (513,515)   $   (560,429)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 85


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2007  October 31,  April 30, 2007   October 31,
New York  Portfolio    (unaudited)      2006        (unaudited)       2006
-------------------------------------------------------------------------------
Class A
Shares sold            3,716,476     5,138,640    $ 36,976,771    $ 50,574,087
Shares issued in
  reinvestment of
  dividends              481,712       960,545       4,793,853       9,451,279
Shares converted
  from Class B           217,788       952,725       2,160,455       9,377,623
Shares redeemed       (2,874,433)   (4,860,988)    (28,591,077)    (47,776,881)
Net increase           1,541,543     2,190,922    $ 15,340,002    $ 21,626,108
Class B
Shares sold              418,394     1,076,970    $  4,158,455    $ 10,581,875
Shares issued in
  reinvestment of
  dividends              143,285       351,472       1,424,196       3,453,864
Shares converted
  to Class A            (218,008)     (953,888)     (2,160,455)     (9,377,623)
Shares redeemed       (1,738,405)   (2,661,381)    (17,277,036)    (26,118,036)
Net decrease          (1,394,734)   (2,186,827)   $(13,854,840)   $(21,459,920)
Class C
Shares sold              296,295       896,934    $  2,951,209    $ 8,835,401
Shares issued in
  reinvestment of
  dividends               50,773       110,958         504,799       1,091,049
Shares redeemed         (381,921)     (874,835)     (3,792,959)     (8,602,090)
Net increase
  (decrease)             (34,853)      133,057    $   (336,951)   $  1,324,360


86 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2007   October 31,  April 30, 2007   October 31,
California Portfolio    (unaudited)      2006        (unaudited)       2006
-------------------------------------------------------------------------------
Class A
Shares sold            3,879,034     3,856,561    $ 42,849,608    $ 42,114,386
Shares issued in
  reinvestment of
  dividends              726,023     1,508,424       8,018,300      16,474,822
Shares converted
  from Class B           181,406     1,987,879       1,997,284      21,718,870
Shares redeemed       (3,353,095)   (8,008,041)    (37,021,016)    (87,397,554)
Net increase
  (decrease)           1,433,368      (655,177)   $ 15,844,176    $(7,089,476)
Class B
Shares sold              101,065       316,211    $ 1,115,927     $ 3,451,598
Shares issued in
  reinvestment of
  dividends               78,696       225,289         868,949       2,459,547
Shares converted
  to Class A            (181,571)   (1,988,528)     (1,997,284)    (21,718,870)
Shares redeemed       (1,454,977)   (2,487,349)    (16,063,385)    (27,114,594)
Net decrease          (1,456,787)   (3,934,377)   $(16,075,793)   $(42,922,319)
Class C
Shares sold              407,682     1,151,870    $  4,500,278    $ 12,593,627
Shares issued in
  reinvestment of
  dividends               88,903       198,555         981,525       2,168,171
Shares redeemed         (834,624)   (1,959,634)     (9,209,391)    (21,414,851)
Net decrease            (338,039)     (609,209)   $ (3,727,588)   $ (6,653,053)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 87


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
Insured California   April 30, 2007  October 31,  April 30, 2007   October 31,
Portfolio              (unaudited)      2006        (unaudited)       2006
-------------------------------------------------------------------------------
Class A
Shares sold              222,481       172,424     $ 3,078,269    $  2,384,725
Shares issued in
  reinvestment of
  dividends and
  distributions          121,006       247,752       1,674,254       3,423,860
Shares converted
  from Class B            19,969        81,742         274,177       1,136,761
Shares redeemed         (302,737)   (1,015,397)     (4,187,026)    (14,030,107)
Net increase
  (decrease)              60,719      (513,479)    $   839,674    $ (7,084,761)
Class B
Shares sold                5,723         7,424     $    79,156        $103,062
Shares issued in
  reinvestment of
  dividends and
  distributions           14,147        34,163         195,670         472,054
Shares converted
  to Class A             (19,969)      (81,772)       (274,177)     (1,136,761)
Shares redeemed         (167,079)     (285,833)     (2,311,166)     (3,948,935)
Net decrease            (167,178)     (326,018)    $(2,310,517)   $ (4,510,580)
Class C
Shares sold               19,938        41,427     $   275,179    $    570,504
Shares issued in
  reinvestment of
  dividends and
  distributions           16,840        37,254         232,849         514,670
Shares redeemed          (75,918)     (217,958)     (1,046,320)     (3,011,673)
Net decrease             (39,140)     (139,277)    $  (538,292)   $ (1,926,499)

NOTE F
Risks Involved inInvesting in the Fund

Concentration of Credit Risk--The Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state's municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior


88 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2007.

NOTE H
Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2007 will be determined by the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

National Portfolio                                     2006            2005
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                  $   144,766     $   687,169
  Tax-exempt income                                 19,516,141      20,342,365

Total distributions paid                           $19,660,907     $21,029,534

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income               $    238,367
Accumulated capital and other losses                          (50,114,090)(a)
Unrealized appreciation                                        22,507,509(b)
Total accumulated earnings/(deficit)                         $(27,368,214)(c)

(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $50,114,090, of which $7,845,498 expires in the year 2007, $18,808,737 expires in the year 2008, $12,984,821 expires in the year 2010 and $10,475,034 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $2,019,312.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 89


Insured National Portfolio                            2006            2005
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                   $    3,704      $   37,917
  Tax-exempt income                                  5,807,219       6,218,297

Total distributions paid                            $5,810,923      $6,256,214

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income                 $   350,303
Accumulated capital and other losses                            (2,399,129)(a)
Unrealized appreciation                                          9,829,989(b)
Total accumulated earnings/(deficit)                           $ 7,781,163(c)


(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $2,399,129, of which $385,194 expires in the year 2007, $1,593,951 in 2008 and
$419,984 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $87,017.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


New York Portfolio                                     2006            2005
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                 $     32,211     $   203,413
  Tax-exempt income                                 19,093,672      20,303,158

Total distributions paid                          $ 19,125,883     $20,506,571


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income                $     53,368
Accumulated capital and other losses                           (12,268,887)(a)
Unrealized appreciation/(depreciation)                          22,833,993(b)
Total accumulated earnings/(deficit)                          $ 10,618,474(c)


(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $12,268,887, of which $1,523,575 expires in the year 2008, $6,973,404 expires in the year 2009 and $3,771,908 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $4,355,137.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


90 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


California Portfolio                                   2006            2005
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                  $   317,409     $   278,826
  Tax-exempt income                                 33,165,553      35,904,427

Total distributions paid                           $33,482,962     $36,183,253


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $(21,988,929)(a)
Unrealized appreciation/(depreciation)                         63,233,044(b)
Total accumulated earnings/(deficit)                         $ 41,244,115(c)


(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $21,988,929 of which $7,074,902 expires in the year 2008, $10,406,492 expires in the year 2009 and $4,507,535 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $1,223,942.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treament of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

Insured California Portfolio                           2006            2005
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                   $   71,548      $   58,179
  Tax-exempt income                                  4,468,372       5,132,505
  Net long term capital gains                        2,126,272              -0-

Total distributions paid                            $6,666,192      $5,190,684


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long term capital gains                          $1,271,573
Unrealized appreciation/(depreciation)                          6,826,992(a)
Total accumulated earnings/(deficit)                           $8,098,565(b)

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG")


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 91


have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


92 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 93


Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount


94 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 95


beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


96 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           National Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class A
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $10.22           $10.05           $10.13            $9.96         $9.80       $10.34
Income From Investment
  Operations
Net investment income(b)(c)                      .22              .46              .47              .50           .52          .54
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.05)             .17             (.07)             .17           .18         (.53)
Net increase in net asset value
  from operations                                .17              .63              .40              .67           .70          .01
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.22)            (.46)            (.48)            (.50)         (.54)        (.54)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.01)
Total dividends and distributions               (.22)            (.46)            (.48)            (.50)         (.54)        (.55)
Net asset value, end of period                $10.17           $10.22           $10.05           $10.13         $9.96        $9.80
Total Return
Total investment return based on
  net asset value(d)                            1.68%            6.43%            3.95%            6.92%         7.32%         .06%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $354,985         $349,884         $337,201         $344,557      $373,416     $411,408
Ratio to average net assets of:
  Expenses, net of fee waivers and
    interest expense                             .68%(e)          .68%(f)          .68%             .68%          .68%         .65%
  Expenses, before fee waivers                   .94%(e)         1.01%(f)          .93%(g)         1.08%         1.11%        1.07%
  Expenses, before waiver
    excluding interest expense                   .91%(e)          .92%             .93%            1.08%         1.11%        1.07%
  Net investment income(b)                      4.38%(e)         4.56%(f)         4.65%            4.94%         5.25%        5.28%
Portfolio turnover rate                            4%              22%              25%              47%           35%          63%


See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 97


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           National Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class B
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $10.21           $10.04           $10.12            $9.95         $9.79       $10.33
Income From Investment
  Operations
Net investment income(b)(c)                      .19              .39              .40              .43           .45          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.05)             .17             (.07)             .17           .18         (.52)
Net increase (decrease) in
  net asset value from
  operations                                     .14              .56              .33              .60           .63         (.06)
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.19)            (.39)            (.41)            (.43)         (.47)        (.47)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.01)
Total dividends and distributions               (.19)            (.39)            (.41)            (.43)         (.47)        (.48)
Net asset value, end of period                $10.16           $10.21           $10.04           $10.12         $9.95        $9.79
Total Return
Total investment return based on
  net asset value(d)                            1.34%            5.70%            3.25%            6.18%         6.57%        (.62)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $32,815          $37,399          $49,801          $72,264      $101,287     $122,656
Ratio to average net assets of:
  Expenses, net of fee waivers and
    interest expense                            1.38%(e)         1.38%(f)         1.38%            1.39%         1.39%        1.35%
  Expenses, before fee waivers                  1.66%(e)         1.73%(f)         1.64%(g)         1.79%         1.81%        1.77%
  Expenses, before waiver
    excluding interest expense                  1.63%(e)         1.64%            1.64%            1.79%         1.81%        1.77%
  Net investment income(b)                      3.68%(e)         3.89%(f)         3.96%            4.24%         4.54%        4.57%
Portfolio turnover rate                            4%              22%              25%              47%           35%          63%

See footnote summary on page 112.


98 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           National Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class c
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $10.21           $10.05           $10.13            $9.95         $9.79       $10.34
Income From Investment
  Operations
Net investment income(b)(c)                      .19              .39              .40              .43           .45          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.04)             .16             (.07)             .18           .18         (.54)
Net increase (decrease) in
  net asset value from
  operations                                     .15              .55              .33              .61           .63         (.07)
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.19)            (.39)            (.41)            (.43)         (.47)        (.47)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.01)
Total dividends and distributions               (.19)            (.39)            (.41)            (.43)         (.47)        (.48)
Net asset value, end of period                $10.17           $10.21           $10.05           $10.13         $9.95        $9.79
Total Return
Total investment return based on
  net asset value(d)                            1.44%            5.59%            3.24%            6.28%         6.57%        (.72)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $61,313          $62,447          $61,622          $68,769       $82,167      $93,032
Ratio to average net assets of:
  Expenses, net of fee waivers and
    interest expense                            1.38%(e)         1.38%(f)         1.38%            1.38%         1.38%        1.35%
  Expenses, before fee waivers                  1.65%(e)         1.72%(f)         1.64%(g)         1.78%         1.81%        1.76%
  Expenses, before waiver
    excluding interest expense                  1.62%(e)         1.63%            1.64%            1.78%         1.81%        1.76%
  Net investment income(b)                      3.68%(e)         3.87%(f)         3.96%            4.24%         4.55%        4.58%
Portfolio turnover rate                            4%              22%              25%              47%           35%          63%

See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 99

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Insured National Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class A
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $10.27           $10.18           $10.29           $10.11         $9.92       $10.07
Income From Investment
  Operations
Net investment income(b)(c)                      .20              .41              .42              .44           .47          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.06)             .09             (.11)             .20           .14         (.14)
Net increase in net asset value
  from operations                                .14              .50              .31              .64           .61          .31
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.20)            (.41)            (.42)            (.46)         (.42)        (.45)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.01)
Total dividends and distributions               (.20)            (.41)            (.42)            (.46)         (.42)        (.46)
Net asset value, end of period                $10.21           $10.27           $10.18           $10.29        $10.11        $9.92
Total Return
Total investment return based on
  net asset value(d)                            1.38%            4.98%            3.05%            6.42%         6.32%        3.13%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $122,667         $124,967         $124,957         $129,888      $139,179     $164,154
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.04%(e)         1.04%(f)         1.04%            1.03%         1.04%        1.01%
  Expenses, before fee waivers                  1.06%(e)         1.04%(f)         1.04%            1.18%         1.16%        1.13%
  Net investment income(b)                      3.98%(e)         4.00%(f)         4.07%            4.28%         4.69%        4.49%
Portfolio turnover rate                            5%              10%              17%              12%           28%          43%

See footnote summary on page 112.


100 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Insured National Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class B
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $10.25           $10.15           $10.26           $10.09         $9.89       $10.05
Income From Investment
  Operations
Net investment income(b)(c)                      .17              .34              .35              .36           .40          .37
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.07)             .10             (.11)             .19           .16         (.14)
Net increase in net asset value
  from operations                                .10              .44              .24              .55           .56          .23
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.17)            (.34)            (.35)            (.38)         (.36)        (.38)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.01)
Total dividends and distributions               (.17)            (.34)            (.35)            (.38)         (.36)        (.39)
Net asset value, end of period                $10.18           $10.25           $10.15           $10.26        $10.09        $9.89
Total Return
Total investment return based on
  net asset value(d)                             .94%            4.36%            2.34%            5.60%         5.71%        2.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $8,986          $11,477          $16,375          $22,968       $34,243      $35,048
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.74%(e)         1.74%(f)         1.74%            1.74%         1.75%        1.72%
  Expenses, before fee waivers                  1.78%(e)         1.75%(f)         1.75%            1.89%         1.87%        1.84%
  Net investment income(b)                      3.30%(e)         3.32%(f)         3.39%            3.58%         4.00%        3.79%
Portfolio turnover rate                            5%              10%              17%              12%           28%          43%

See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 101


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Insured National Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class C
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $10.25           $10.16           $10.27           $10.09         $9.90       $10.05
Income From Investment
  Operations
Net investment income(b)(c)                      .17              .34              .35              .37           .40          .37
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.06)             .09             (.11)             .19           .15         (.13)
Net increase in net asset value
  from operations                                .11              .43              .24              .56           .55          .24
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.17)            (.34)            (.35)            (.38)         (.36)        (.38)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.01)
Total dividends and distributions               (.17)            (.34)            (.35)            (.38)         (.36)        (.39)
Net asset value, end of period                $10.19           $10.25           $10.16           $10.27        $10.09        $9.90
Total Return
Total investment return based on
  net asset value(d)                            1.04%            4.26%            2.34%            5.71%         5.60%        2.44%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $10,697          $11,277          $11,732          $12,198       $14,149      $17,592
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.74%(e)         1.74%(f)         1.74%            1.73%         1.74%        1.71%
  Expenses, before fee waivers                  1.77%(e)         1.74%(f)         1.75%            1.88%         1.86%        1.83%
  Net investment income(b)                      3.30%(e)         3.31%(f)         3.38%            3.59%         3.98%        3.78%
Portfolio turnover rate                            5%              10%              17%              12%           28%          43%

See footnote summary on page 112.


102 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          New York Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class A
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                          $9.97            $9.81            $9.93            $9.79         $9.69        $9.93
Income From Investment
  Operations
Net investment income(b)(c)                      .20              .42              .46              .48           .50          .53
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.05)             .16             (.12)             .15           .11         (.25)
Net increase in net asset value
  from operations                                .15              .58              .34              .63           .61          .28
Less: Dividends
Dividends from net
  investment income                             (.20)            (.42)            (.46)            (.49)         (.51)        (.52)
Total dividends                                 (.20)            (.42)            (.46)            (.49)         (.51)        (.52)
Net asset value, end of period                 $9.92            $9.97            $9.81            $9.93         $9.79        $9.69
Total Return
Total investment return based on
  net asset value(d)                            1.53%            6.06%            3.46%            6.58%         6.39%        2.89%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $334,236         $320,580         $294,005         $280,213      $311,596     $322,621
Ratio to average net assets of:
  Expenses, net of fee waivers                   .58%(e)          .58%(f)          .58%             .59%          .58%         .58%
  Expenses, before fee waivers                   .89%(e)          .89%(f)          .91%            1.05%         1.06%        1.05%
  Net investment income(b)                      4.10%(e)         4.27%(f)         4.62%            4.93%         5.09%        5.42%
Portfolio turnover rate                            1%              39%              19%              33%           35%          33%

See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 103


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          New York Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class B
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                          $9.96            $9.80            $9.92            $9.78         $9.68        $9.93
Income From Investment
Operations
Net investment income(b)(c)                      .17              .35              .39              .41           .43          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.05)             .16             (.12)             .15           .11         (.26)
Net increase in net asset value
  from operations                                .12              .51              .27              .56           .54          .20
Less: Dividends
Dividends from net
  investment income                             (.17)            (.35)            (.39)            (.42)         (.44)        (.45)
Total dividends                                 (.17)            (.35)            (.39)            (.42)         (.44)        (.45)
Net asset value, end of period                 $9.91            $9.96            $9.80            $9.92         $9.78        $9.68
Total Return
Total investment return based on
  net asset value(d)                            1.19%            5.33%            2.75%            5.85%         5.64%        2.04%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $99,725         $114,128         $133,746         $151,474      $171,881     $184,700
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.28%(e)         1.28%(f)         1.28%            1.30%         1.29%        1.29%
  Expenses, before fee waivers                  1.60%(e)         1.60%(f)         1.62%            1.76%         1.77%        1.78%
  Net investment income(b)                      3.41%(e)         3.59%(f)         3.93%            4.22%         4.38%        4.70%
Portfolio turnover rate                            1%              39%              19%              33%           35%          33%

See footnote summary on page 112.


104 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          New York Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class C
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                          $9.96            $9.80            $9.92            $9.78         $9.68        $9.94
Income From Investment
  Operations
Net investment income(b)(c)                      .17              .35              .39              .41           .43          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.05)             .16             (.12)             .15           .11         (.27)
Net increase in net asset value
  from operations                                .12              .51              .27              .56           .54          .19
Less: Dividends
Dividends from net
  investment income                             (.17)            (.35)            (.39)            (.42)         (.44)        (.45)
Total dividends                                 (.17)            (.35)            (.39)            (.42)         (.44)        (.45)
Net asset value, end of period                 $9.91            $9.96            $9.80            $9.92         $9.78        $9.68
Total Return
Total investment return based on
  net asset value(d)                            1.19%            5.32%            2.74%            5.85%         5.64%        1.94%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $47,431          $48,022          $45,956          $45,121       $52,206      $57,386
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.28%(e)         1.28%(f)         1.28%            1.29%         1.29%        1.29%
  Expenses, before fee waivers                  1.59%(e)         1.60%(f)         1.61%            1.75%         1.77%        1.77%
  Net investment income(b)                      3.40%(e)         3.58%(f)         3.92%            4.23%         4.38%        4.71%
Portfolio turnover rate                            1%              39%              19%              33%           35%          33%

See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 105


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          California Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class A
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $11.07           $10.86           $10.93           $10.63        $10.84       $11.00
Income From Investment
  Operations
Net investment income(b)(c)                      .23              .47              .48              .51           .53          .55
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.06)             .21             (.07)             .30          (.19)        (.15)
Net increase in net asset value
  from operations                                .17              .68              .41              .81           .34          .40
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.23)            (.47)            (.48)            (.51)         (.55)        (.54)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.02)
Total dividends and distributions               (.23)            (.47)            (.48)            (.51)         (.55)        (.56)
Net asset value, end of period                $11.01           $11.07           $10.86           $10.93        $10.63       $10.84
Total Return
Total investment return based on
  net asset value(d)                            1.51%            6.42%            3.78%            7.80%         3.15%        3.82%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $606,459         $594,150         $590,042         $587,874      $644,868     $725,242
Ratio to average net assets of:
  Expenses, net of fee waivers                   .77%(e)          .77%(f)          .77%             .78%          .77%         .76%
  Expenses, before fee waivers                   .85%(e)          .85%(f)          .86%            1.01%         1.02%        1.01%
  Net investment income(b)                      4.16%(e)         4.33%(f)         4.36%            4.75%         4.93%        5.05%
Portfolio turnover rate                            8%              10%              17%              34%           33%          23%

See footnote summary on page 112.


106 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          California Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class B
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $11.07           $10.86           $10.93           $10.63        $10.84       $11.00
Income From Investment
  Operations
Net investment income(b)(c)                      .19              .40              .40              .44           .46          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.07)             .21             (.07)             .30          (.20)        (.14)
Net increase in net asset value
  from operations                                .12              .61              .33              .74           .26          .33
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.19)            (.40)            (.40)            (.44)         (.47)        (.47)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.02)
Total dividends and distributions               (.19)            (.40)            (.40)            (.44)         (.47)        (.49)
Net asset value, end of period                $11.00           $11.07           $10.86           $10.93        $10.63       $10.84
Total Return
Total investment return based on
  net asset value(d)                            1.07%            5.69%            3.06%            7.05%         2.43%        3.10%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $64,426          $80,928         $122,128         $175,215      $237,147     $279,697
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.47%(e)         1.47%(f)         1.47%            1.48%         1.48%        1.46%
  Expenses, before fee waivers                  1.56%(e)         1.56%(f)         1.56%            1.71%         1.73%        1.72%
  Net investment income(b)                      3.46%(e)         3.64%(f)         3.66%            4.05%         4.22%        4.35%
Portfolio turnover rate                            8%              10%              17%              34%           33%          23%

See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 107


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          California Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class C
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $11.07           $10.86           $10.93           $10.63        $10.84       $11.00
Income From Investment
  Operations
Net investment income(b)(c)                      .19              .40              .40              .44           .46          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.07)             .21             (.07)             .30          (.20)        (.14)
Net increase in net asset value
  from operations                                .12              .61              .33              .74           .26          .33
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.19)            (.40)            (.40)            (.44)         (.47)        (.47)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.02)
Total dividends and distributions               (.19)            (.40)            (.40)            (.44)         (.47)        (.49)
Net asset value, end of period                $11.00           $11.07           $10.86           $10.93        $10.63       $10.84
Total Return
Total investment return based on
  net asset value(d)                            1.07%            5.69%            3.06%            7.05%         2.43%        3.10%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $116,306         $120,731         $125,067         $141,031      $170,003     $209,008
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.47%(e)         1.47%(f)         1.47%            1.48%         1.47%        1.46%
  Expenses, before fee waivers                  1.55%(e)         1.56%(f)         1.56%            1.71%         1.72%        1.71%
  Net investment income(b)                      3.47%(e)         3.64%(f)         3.66%            4.05%         4.23%        4.35%
Portfolio turnover rate                            8%              10%              17%              34%           33%          23%

See footnote summary on page 112.


108 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Insured California Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class A
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $13.95           $14.01           $14.21           $14.03        $14.17       $14.45
Income From Investment
  Operations
Net investment income(c)                         .24              .53              .57              .61(b)        .60          .62
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.06)             .17             (.20)             .18          (.12)        (.12)
Net increase in net asset value
  from operations                                .18              .70              .37              .79           .48          .50
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.24)            (.53)            (.57)            (.61)         (.62)        (.62)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.04)
Distributions from net realized gain
  on investment transactions                    (.16)            (.23)              -0-              -0-           -0-        (.12)
Total dividends and distributions               (.40)            (.76)            (.57)            (.61)         (.62)        (.78)
Net asset value, end of period                $13.73           $13.95           $14.01           $14.21        $14.03       $14.17
Total Return
Total investment return based on
  net asset value(d)                            1.27%            5.19%            2.60%            5.75%         3.39%        3.65%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $88,930          $89,501          $97,079         $103,414      $124,817     $144,973
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.06%(e)         1.03%(f)         1.02%            1.00%         1.07%        1.03%
  Expenses, before fee waivers                  1.06%(e)         1.03%(f)         1.02%            1.07%         1.07%        1.03%
  Net investment income                         3.51%(e)         3.85%(f)         3.99%            4.29%(b)      4.24%        4.43%
Portfolio turnover rate                            9%              26%              37%               5%           34%          31%

See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 109


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Insured California Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class B
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $13.95           $14.01           $14.20           $14.02        $14.16       $14.46
Income From Investment
  Operations
Net investment income(c)                         .19              .44              .47              .50(b)        .50          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.06)             .16             (.19)             .19          (.12)        (.14)
Net increase in net asset value
  from operations                                .13              .60              .28              .69           .38          .38
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.19)            (.43)            (.47)            (.51)         (.52)        (.53)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.03)
Distributions from net realized gain
  on investment transactions                    (.16)            (.23)              -0-              -0-           -0-        (.12)
Total dividends and distributions               (.35)            (.66)            (.47)            (.51)         (.52)        (.68)
Net asset value, end of period                $13.73           $13.95           $14.01           $14.20        $14.02       $14.16
Total Return
Total investment return based on
  net asset value(d)                             .92%            4.45%            1.96%            5.02%         2.67%        2.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $8,545          $11,013          $15,626          $21,559       $29,285      $33,133
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.77%(e)         1.74%(f)         1.73%            1.71%         1.77%        1.73%
  Expenses, before fee waivers                  1.77%(e)         1.74%(f)         1.73%            1.77%         1.77%        1.73%
  Net investment income                         2.81%(e)         3.15%(f)         3.29%            3.58%(b)      3.52%        3.70%
Portfolio turnover rate                            9%              26%              37%               5%           34%          31%

See footnote summary on page 112.


110 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Insured California Portfolio
                                         -----------------------------------------------------------------------------------------
                                                                                Class C
                                         -----------------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                           April 30,                             Year Ended October 31,
                                                2007        ----------------------------------------------------------------------
                                         (unaudited)             2006             2005             2004(a)       2003         2002
                                         -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $13.94           $14.00           $14.20           $14.02        $14.16       $14.47
Income From Investment
  Operations
Net investment income(c)                         .19              .43              .47              .51(b)        .50          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.05)             .17             (.20)             .18          (.12)        (.15)
Net increase in net asset value
  from operations                                .14              .60              .27              .69           .38          .37
Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.19)            (.43)            (.47)            (.51)         (.52)        (.53)
Distributions in excess of
  net investment income                           -0-              -0-              -0-              -0-           -0-        (.03)
Distributions from net realized gain
  on investment transactions                    (.16)            (.23)              -0-              -0-           -0-        (.12)
Total dividends and distributions               (.35)            (.66)            (.47)            (.51)         (.52)        (.68)
Net asset value, end of period                $13.73           $13.94           $14.00           $14.20        $14.02       $14.16
Total Return
Total investment return based on
  net asset value(d)                             .99%            4.46%            1.88%            5.02%         2.67%        2.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $15,393          $16,184          $18,204          $19,603       $21,951      $22,715
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.76%(e)         1.73%(f)         1.73%            1.70%         1.77%        1.73%
  Expenses, before fee waivers                  1.76%(e)         1.73%(f)         1.73%            1.77%         1.77%        1.73%
  Net investment income                         2.82%(e)         3.15%(f)         3.29%            3.59%(b)      3.53%        3.71%
Portfolio turnover rate                            9%              26%              37%               5%           34%          31%

See footnote summary on page 112.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 111


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effects of these changes for the year ended October 31, 2004 were as follows:

                                                    Realized
                                                 and Unrealized    Ratio of Net
                                                 Gain (Loss) on     Investment
                                    Investment     Investment         Income
                                      Income      Transactions      to Average
                                    Per Share*      Per Share*      Net Assets
                                 ---------------------------------------------
National Portfolio
  Class A                            $ .00           $ .00             .01%
  Class B                              .00             .00             .01%
  Class C                              .00             .00             .01%
Insured National Portfolio
  Class A                              .00             .00             .01%
  Class B                              .00             .00             .01%
  Class C                              .00             .00             .01%
New York Portfolio
  Class A                              .00             .00             .05%
  Class B                              .00             .00             .05%
  Class C                              .00             .00             .05%
California Portfolio
  Class A                              .00             .00             .00%+
  Class B                              .00             .00             .00%+
  Class C                              .00             .00             .00%+
Insured California Portfolio
  Class A                              .00             .00             .00%+
  Class B                              .00             .00             .00%+
  Class C                              .00             .00             .00%+

*    Per share amounts less than $0.01

+    Amount is less than .01%

(b)  Net of fees waived by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  The ratio includes expenses attributable to cost of proxy solicitation.

(g) During 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the National Portfolio has restated the expense ratios (see table next page) for the year ended October 31, 2005 to give effect to recording the transfers of the municipal bonds as secured borrowings. The effects of the restatement have no effect on the previously reported net assets.


112 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


(Note g continued from previous page)

                                            Class A                 Class B                Class C
                                    ----------------------  ----------------------  ----------------------
                                    Previously              Previously              Previously
                                    Reported     Restated   Reported     Restated   Reported     Restated
                                    ----------  ----------  ----------  ----------  ----------  ----------
Ratio to average net assets of:
Expenses, before fee waivers              .93%       1.14%       1.64%       1.85%       1.64%       1.85%
Expenses, before waivers
  excluding interest expense               N/A        .94%         N/A       1.65%         N/A       1.65%


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 113


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. (Guy) Davidson, III(2), Senior Vice President
Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks(2), Vice President
Fred S. Cohen(2), Vice President
Terrance T. Hults(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.


114 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Municipal Income Fund, Inc. and the term "Portfolio" refers to the California Portfolio, Insured California Portfolio, Insured National Portfolio, National Portfolio and New York Portfolio, as appropriate (each, a "Portfolio" and together, the "Portfolios"). There is a single advisory agreement between the Adviser and the Fund that relates to all five Portfolios.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of each Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolios derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of each Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The directors noted that the Senior Officer's evaluation considered the following factors in respect of each Portfolio: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The directors also discussed the proposed continuances in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 115


continuance of the Advisory Agreement in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fees payable to the Adviser in the Advisory Agreement;


116 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors evaluated all information available to them on a portfolio-by-portfolio basis, and their determinations were made separately in respect of each Portfolio.

The directors determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement in respect of that Portfolio, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of each Portfolio (including their determinations that the Adviser should continue to be the investment adviser for each Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers each Portfolio's business and other affairs. The Adviser manages the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 117


of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement in respect of each Portfolio provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolios to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues and expenses indicating the profitability of each Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of


118 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolios. The directors focused on the profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. The directors noted that the Adviser's relationship with the New York Portfolio was not profitable to it in calendar 2005.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolios do not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolios.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from each Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plans and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolios and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolios and receives compensation from the Portfolios for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed a report prepared by Lipper showing performance for Class A shares of each Portfolio as compared to a group of funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of funds in its Lipper category selected by Lipper (the "Performance Universe"),

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 119


and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared to the Lehman Brothers Municipal Bond Index (the "Index").

California Portfolio

The directors reviewed information showing performance for Class A shares of the California Portfolio as compared to a Performance Group of 12 to 9 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 34 to 25 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group and Performance Universe comparisons the California Portfolio was in the 2nd quintile in the 1- and 3-year periods and 3rd quintile in the 5-year period, and in the 10-year period the California Portfolio was in the 3rd quintile in the Performance Group comparison and 2nd quintile in the Performance Universe comparison. The comparative information showed that the California Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the directors concluded that the California Portfolio's relative performance over time was satisfactory.

Insured California Portfolio

The directors reviewed information showing performance for Class A shares of the Insured California Portfolio as compared to a Performance Group of 4 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 6 funds in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (November 1985 inception). The directors noted that in the Performance Group comparison the Fund was 4 out of 4 in the 1-, 3- and 5-year periods and 2 out of 4 in the 10-year period, and in the Performance Universe comparison the Fund was in the 5th quintile in all periods reviewed. The comparative information showed that the Insured California Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion with the portfolio manager of the Insured California Portfolio, the directors concluded that the Insured California Portfolio's relative performance over time was understandable.

Insured National Portfolio

The directors reviewed information showing performance for Class A shares of the Insured National Portfolio as compared to a Performance Group of 9 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 22 to 21 funds (depending on the year) in its Lipper category


120 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Insured National Portfolio was in the 2nd quintile in the 1- and 5-year periods and 1st quintile in the 3-year period, and in the 10-year period the Insured National Portfolio was in the 3rd quintile in the Performance Group comparison and 2nd quintile in the Performance Universe comparison. The comparative information showed that the Insured National Portfolio outperformed the Index in the 3-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Insured National Portfolio's relative performance over time was satisfactory.

National Portfolio

The directors reviewed information showing performance for Class A shares of the National Portfolio as compared to a Performance Group of 15 to 13 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 73 to 51 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group comparison the National Portfolio was in the 1st quintile in the 1- and 3-year periods, 4th quintile in the 5-year period and 3rd quintile in the 10-year period, and in the Performance Universe comparison the National Portfolio was in the 1st quintile in the 1- and 3-year periods and 3rd quintile in the 5- and 10-year periods. The comparative information showed that the National Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the directors concluded that the National Portfolio's relative performance over time was satisfactory.

New York Portfolio

The directors reviewed information showing performance for Class A shares of the New York Portfolio as compared to a Performance Group of 11 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 30 to 25 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group comparison the New York Portfolio was in the 2nd quintile in the 1- and 10-year periods, 1st quintile in the 3-year period and 3rd quintile in the 5-year period, and in the Performance Universe comparison the New York Portfolio was in the


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 121


1st quintile in the 1- and 3-year periods, 3rd quintile in the 5-year period and 2nd quintile in the 10-year period. The comparative information showed that the New York Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the directors concluded that the New York Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Portfolios. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolios but which involved investments in securities of the same type that the Portfolios invest in (i.e., fixed income municipal securities although such securities are of a shorter duration than the Portfolios invest in).

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolios. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolios by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolios reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolios are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group,


122 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Insured California Portfolio and Insured National Portfolio Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group of the Insured California Portfolio to include peers that had a similar (but not the same) Lipper investment objective/classification, and the Expense Group of the Insured National Portfolio to include funds with different load types (front-end and no load funds). The Expense Universe for these two Portfolios had also been expanded by Lipper pursuant to Lipper's standard guidelines and not at the request of the Adviser or the Fund's Senior Officer. The Class A expense ratio of each Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for each Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to each Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in each Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

California Portfolio

The information reviewed by the directors showed that the California Portfolio's at approximate current size contractual effective fee rate of 45 basis points was somewhat lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the California Portfolio pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the California Portfolio's total expense ratio, which had been capped by the Adviser, was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The directors concluded that the California Portfolio's expense ratio was satisfactory.

Insured California Portfolio

The information reviewed by the directors showed that the Insured California Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Insured California Portfolio pursuant to the Advisory Agreement was 5 basis points and that as a result the Adviser's total compensation of 50 basis points received by the Adviser from the Insured California Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The directors also noted that the Insured California Portfolio's total expense ratio was materially higher than the Expense Group and Expense Universe medians. The directors further noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Insured California Portfolio's expense ratio was acceptable.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 123


Insured National Portfolio

The information reviewed by the directors showed that the Insured National Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Insured National Portfolio pursuant to the Advisory Agreement was 5 basis points and that as a result the total compensation of 50 basis points received by the Adviser from the Insured National Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The directors also noted that the Insured National Portfolio's total expense ratio, which had been capped by the Adviser, was materially higher than the Expense Group and Expense Universe medians. The directors further noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Insured National Portfolio's expense ratio was acceptable.

National Portfolio

The information reviewed by the directors showed that the National Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the National Portfolio pursuant to the Advisory Agreement was 2 basis points. The directors also noted that the National Portfolio's total expense ratio, which had been capped by the Adviser, was significantly lower than the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the National Portfolio's expense ratio was satisfactory.

New York Portfolio

The information reviewed by the directors showed that the New York Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the New York Portfolio pursuant to the Advisory Agreement was 2 basis points and as a result the total compensation of 47 basis points received by the Adviser from the New York Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The directors also noted that the New York Portfolio's total expense ratio, which had been capped by the Adviser, was significantly lower than the Expense Group and Expense Universe medians. The directors concluded that the New York Portfolio's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues


124 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 125


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Municipal Income Fund, Inc. (the "Fund"), in respect of the following Portfolios:(2)

  --California Portfolio
  --Insured California Portfolio
  --Insured National Portfolio
  --National Portfolio
  --New York Portfolio

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the '40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2.  Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolios do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.


126 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


     5.  Possible economies of scale as the Portfolios grow larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS, & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December
2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

Category                  Advisory Fee                      Fund
-------------------------------------------------------------------------------
Low Risk Income     45 bp on 1st $2.5 billion     Municipal Income Fund, Inc.
                    40 bp on next $2.5 billion
                    35 bp on the balance

The Portfolios' net assets on September 30, 2006 are set forth below:

Portfolio                                                     Net Assets ($MM)
-------------------------------------------------------------------------------
California Portfolio                                               $796.9
Insured California Portfolio                                       $118.7
Insured National Portfolio                                         $148.5
National Portfolio                                                 $449.7
New York Portfolio                                                 $481.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services provided to the Portfolios. Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

                                                               As a % of Average
Portfolio                                         Amount        Daily Net Assets
--------------------------------------------------------------------------------
California Portfolio                             $72,500             0.01%
Insured California Portfolio                     $72,500             0.05%
Insured National Portfolio                       $72,500             0.05%
National Portfolio                               $72,500             0.02%
New York Portfolio                               $72,500             0.02%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 127


The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios' total operating expenses to the degree necessary to limit each Portfolio's expense ratios to the amounts set forth below for each Portfolio's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios' fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios as of the Portfolios' most recent semi-annual period:

                         Expense Cap Pursuant to     Gross         Fiscal
                           Expense Limitation       Expense         Year
Portfolio                      Undertaking          Ratio(4)        End
-------------------------------------------------------------------------------
California Portfolio        Class A     0.77%       0.87%        October 31
                            Class B     1.47%       1.57%
                            Class C     1.47%       1.57%

Insured National Portfolio  Class A     1.04%       1.05%        October 31
                            Class B     1.74%       1.76%
                            Class C     1.74%       1.75%

National Portfolio          Class A     0.68%       0.93%        October 31
                            Class B     1.38%       1.64%
                            Class C     1.38%       1.63%

New York Portfolio          Class A     0.58%       0.90%        October 31
                            Class B     1.28%       1.61%
                            Class C     1.28%       1.61%

The table below shows the expense ratio of Insured California Portfolio, which does not have an expense limitation undertaking as of the Portfolio's most recent semi-annual period:

                                             Total                Fiscal
                                            Expense                Year
Portfolio                                  Ratios(4)                End
-------------------------------------------------------------------------------
Insured California Portfolio           Class A    1.03%         October 31
                                       Class B    1.74%
                                       Class C    1.73%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include pro-


(4)  Annualized.


128 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


viding office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as any of the Portfolios. It should be noted that the Adviser has represented that it does not manage any separately managed accounts that that have similar investment guidelines as any of the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities but those mandates have substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. ("SCB Fund"), an open-end management investment company. Several portfolios of SCB Fund have a


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 129


somewhat similar investment styles as certain of the Portfolios and their advisory fee schedules are set forth below:


Portfolio                       SCB Fund Portfolio                 Fee Schedule
----------------------------------------------------------------------------------------
California Portfolio    Short Duration California Municipal   50 bp on 1st $250 million
National Portfolio      Short Duration Diversified Municipal  45 bp on next $500 million
New York Portfolio      Short Duration New York Municipal     40 bp thereafter
California Portfolio    California Municipal                  50 bp on 1st $1 billion
National Portfolio      Diversified Municipal                 45 bp on next $2 billion
New York Portfolio      New York Municipal                    40 bp on next $2 billion
                                                              35 bp thereafter

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Portfolio's ranking with respect to the proposed advisory fee relative to the median of each Portfolio's Lipper Expense Group ("EG")(5) at the approximate current asset level of the subject Portfolio.(6)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because certain of the Portfolios had original EGs with an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios' EGs to include peers that had a similar (but not the same) Lipper investment classification/objective (with respect to Insured California Portfolio) or load

(5) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expense differently.

(6) The contractual management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.


130 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


type (with respect to Insured National Portfolio). However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of those Portfolios' Lipper Expense Universe ("EU") were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective (with respect to Insured California Portfolio) or load type (with respect to Insured National Portfolio).(7) A "normal" EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.(8)

                                      Contractual       Lipper
                                      Management     Expense Group
Portfolio                               Fee(9)          Median            Rank
-------------------------------------------------------------------------------
California Portfolio                     0.450           0.497            4/12
Insured California Portfolio(10)         0.450           0.550             1/7
Insured National Portfolio(11)           0.450           0.534            1/10
National Portfolio                       0.450           0.550            3/15
New York Portfolio                       0.450           0.500            3/11

Set forth below is a comparison of the Portfolios' total expense ratios and the medians of the Portfolios' EGs and EUs. The Portfolios' total expense ratio rankings are also shown. With respect to Insured National Portfolio, because funds with a different load type are included in the Fund's EG/EU, supplemental information showing the Fund's total expense ratio excluding 12b-1/non-12b-1 service fees is also provided below (shown in bold and italicized).


(7) It should be noted that the expansion of the Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(8) Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

(9) The contractual management fee rate for the Portfolio does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management waivers or expense reimbursements for expense caps that effectively reduce the effective (actual) advisory fee rate.

(10) The Portfolio's EG includes the Portfolio, three other California Insured Municipal Debt funds and three Insured Municipal Debt funds.

(11) Nine front end load and one no-load fund were considered for inclusion in the Portfolio's EG.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 131

                                                                    Lipper
                                 Expense    Lipper Exp.   Lipper    Expense       Lipper
                                  Ratio       Group        Group    Universe     Universe
Portfolio                         (%)(12)   Median (%)     Rank     Median (%)     Rank
-----------------------------------------------------------------------------------------
California Portfolio               0.770       0.785        6/12       0.845       10/29
Insured California Portfolio(13)   1.026       0.883         7/7       0.863       24/26
Insured National Portfolio(14)     1.040       0.879       10/10       0.876       20/22
Insured National Portfolio
(Excluding 12b-1/Non 12b-1
Service Fee)                       0.740       0.681        9/10       0.650       18/22
National Portfolio                 0.680       0.857        2/15       0.844        6/62
New York Portfolio                 0.580       0.840        1/11       0.838        1/28

Based on this analysis, except for National Portfolio and New York Portfolio, which have a more favorable ranking for total expense ratio basis compared to management fee basis, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. Except for National Portfolio and New York Portfolio, the Adviser's profitability from providing investment advisory services to the Portfolios increased during the calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolios, certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have

(12)  Most recently completed fiscal year Class A share total expense ratio.

(13) The Portfolio's EU includes all other Insured California Municipal Debt funds and Insured Municipal Debt funds, excluding outliers.

(14) The Portfolio's EU includes all other Insured Municipal Debt funds with a load type of front-end load and no-load, excluding outliers.


132 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolios' principal underwriter. ABI and the Adviser have disclosed in the Portfolios' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15)

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios' Class A shares during the Portfolios' most recently completed fiscal year:

Portfolio                                                      Amount Received
-------------------------------------------------------------------------------
California Portfolio                                               $37,213
Insured California Portfolio                                       $ 5,566
Insured National Portfolio                                         $ 7,563
National Portfolio                                                 $24,475
New York Portfolio                                                 $41,670

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios' most recently completed fiscal year:

                                                    12b-1 Fee           CDSC
Portfolio                                            Received         Received
-------------------------------------------------------------------------------
California Portfolio                                $4,623,655         $68,445
Insured California Portfolio                        $  674,159         $15,618
Insured National Portfolio                          $  697,374         $22,308
National Portfolio                                  $2,294,625         $31,938
New York Portfolio                                  $2,743,713         $67,517

(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 133


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of the service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios' most recently completed fiscal year:(16)

Portfolio                                       ABIS Fee       Expense Offset
-------------------------------------------------------------------------------
California Portfolio                           $193,014          $1,639
Insured California Portfolio                   $ 29,743          $  189
Insured National Portfolio                     $ 70,628          $  471
National Portfolio                             $227,951          $1,638
New York Portfolio                             $169,841          $1,322

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

(16) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.


134 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information in the table below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios(17) relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(18) for the periods ended June 30, 2006.(19)

                              Portfolio      PG         PU        PG       PU
California Portfolio            Return     Median     Median     Rank     Rank
------------------------------------------------------------------------------
1 year                            1.51      1.14       1.07     4/12    10/34
3 year                            4.04      3.46       3.38     3/11     7/33
5 year                            4.87      4.84       4.78     5/10    13/29
10 year                           5.62      5.59       5.45      4/9     6/25

                              Portfolio      PG         PU       PG        PU
Insured California Portfolio    Return     Median     Median    Rank      Rank
------------------------------------------------------------------------------
1 year                           -0.16      0.20       0.36      4/4      6/6
3 year                            2.38      2.78       2.78      4/4      5/6
5 year                            4.28      4.61       4.66      4/4      6/6
10 year                           5.36      5.26       5.37      2/4      4/6

                              Portfolio      PG         PU        PG       PU
Insured National Portfolio      Return     Median     Median     Rank     Rank
------------------------------------------------------------------------------
1 year                            0.67      0.14       0.29      3/9     7/22
3 year                            3.74      2.43       2.58      1/9     1/22
5 year                            4.77      4.42       4.43      2/9     6/21
10 year                           5.24      5.11       5.11      4/9     7/21

(17) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(18) A Portfolio's PG and PU may not necessarily be identical to its respective EG and EU. Outliers and funds with negative management fees are excluded from EGs and EUs but not necessarily from PGs and PUs. In addition, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios' EGs and EUs, which may include funds of similar but not the same investment classification/objective.

(19) Note that the current Lipper investment classification/objective dictates that the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at a different point in time.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 135


                              Portfolio      PG         PU        PG       PU
National Portfolio              Return     Median     Median     Rank     Rank
-------------------------------------------------------------------------------
1 year                            1.61      0.91       0.60     3/15    14/73
3 year                            4.51      3.63       3.05     2/15     5/72
5 year                            4.44      4.68       4.62    12/15    40/67
10 year                           5.13      5.13       5.12     7/13    24/51

                              Portfolio      PG         PU        PG       PU
New York Portfolio              Return     Median     Median     Rank     Rank
-------------------------------------------------------------------------------
1 year                            1.26      0.77       0.61     4/11     6/30
3 year                            4.01      3.11       2.73     2/11     3/30
5 year                            4.50      4.49       4.34     6/11    12/27
10 year                           5.55      5.23       5.23     4/11     7/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold) versus their benchmarks:(20) Note that each Portfolio's benchmark is the Lehman Brothers Municipal Bond Index.(21)

                                            Periods Ending June 30, 2006
                                               Annualized Performance
-------------------------------------------------------------------------------
                                          1      3      5      10    Since
Portfolios                               Year   Year   Year   Year Inception
-------------------------------------------------------------------------------
California Portfolio                     1.51   4.04   4.87   5.62   6.67
Lehman Brothers Municipal Bond Index     0.89   3.23   5.05   5.79   6.71

Insured California Portfolio            -0.16   2.38   4.28   5.36   6.54
Lehman Brothers Municipal Bond Index     0.89   3.23   5.05   5.79   7.30

Insured National Portfolio               0.67   3.74   4.77   5.24   6.37
Lehman Brothers Municipal Bond Index     0.89   3.23   5.05   5.79   6.71

National Portfolio                       1.61   4.51   4.44   5.13   6.50
Lehman Brothers Municipal Bond Index     0.89   3.23   5.05   5.79   6.71

New York Portfolio                       1.26   4.01   4.50   5.55   6.22
Lehman Brothers Municipal Bond Index     0.89   3.23   5.05   5.79   6.71

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

(20) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

(21) The Lehman Brother's Municipal Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must be investment grade and be at least one year from maturity. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds. The index represents a national municipal bond index as opposed to a specific state index.


136 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS


-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National              Michigan
Insured National      Minnesota
Arizona               New Jersey
California            New York
Insured California    Ohio
Florida               Pennsylvania
Massachusetts         Virginia


-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal
  Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


AllianceBernstein Municipal Income Fund o 137


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
800.221.5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


MI-0152-0407


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.   DESCRIPTION OF EXHIBIT
      -----------   ----------------------
      12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Municipal Income Fund, Inc.

By:   /s/ Marc O. Mayer
      ------------------------
      Marc O. Mayer
      President

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ------------------------
      Marc O. Mayer
      President

Date: June 29, 2007

By:   /s/ Joseph  J. Mantineo
      ------------------------
      Joseph  J. Mantineo
      Treasurer and Chief Financial Officer

Date: June 29, 2007